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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EP Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EP ENERGY

MISSION
At EP Energy, we're driven to deliver superior returns for our investors by developing the oil and natural gas that feeds America's growing energy needs.
VISION
Set the standard for efficient development of hydrocarbons in the U.S.
VALUES
Integrity • Innovation • Agility
Ownership • Passion • Safety

Dear EP Energy Stockholder:

        It's an exciting time of change and urgency at EP Energy Corporation as we refocus on increasing capital efficiency, lowering costs, executing accretive acquisitions and divestitures, extending our debt maturity window, and increasing free cash flow.

        As the company's new president and chief executive officer, I want to invite you to attend our 2018 Annual Meeting of Stockholders of EP Energy Corporation ("EP Energy"), which will be held on Wednesday, May 16, 2018, at our headquarters, 1001 Louisiana Street, Houston, Texas 77002. We'll host the Annual Meeting beginning at 9:00 a.m., CDT, on the first floor of the building.

        At our Annual Meeting, we'll ask you to elect four members of our board of directors, vote on an advisory proposal on compensation for our named executive officers (commonly referred to as "say on pay"), and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018.

        Whether or not you plan to attend our Annual Meeting, I urge you to make sure your shares are represented and voted at the meeting. Please promptly vote and submit your proxy. We've included instructions for doing that later in this proxy statement.

        On behalf of the board of directors, thank you for your continued interest and investment in EP Energy.

Sincerely,

RUSSELL E. PARKER President and Chief Executive Officer

Houston, Texas
April 5, 2018

EP ENERGY CORPORATION

1001 Louisiana Street
Houston, Texas 77002

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
May 16, 2018

        On May 16, 2018, EP Energy Corporation ("EP Energy") will hold its 2018 Annual Meeting of Stockholders at EP Energy's headquarters, 1001 Louisiana Street, Houston, Texas 77002. The Annual Meeting will begin at 9:00 a.m., CDT, and will be held on the first floor.

        At the Annual Meeting the following items of business will be considered:

    1.
    To elect four Class I directors to hold office until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified;

    2.
    To approve, by a non-binding advisory vote, the compensation of our named executive officers;

    3.
    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

    4.
    To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These proposals are described in the attached proxy statement. Only stockholders who owned shares of our common stock at the close of business on March 22, 2018, are entitled to notice of, and can vote at, this Annual Meeting or any adjournments or postponements that may take place.

By Order of the Board of Directors,

Jace D. Locke Vice President, General Counsel and Corporate Secretary

Houston, Texas
April 5, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2018

Our proxy statement for the 2018 Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY

        This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date:	Wednesday, May 16, 2018
Time:	9:00 a.m., CDT
Location:	EP Energy's headquarters at 1001 Louisiana Street, Houston, Texas 77002 (meeting to be held on the first floor)
Record Date:	March 22, 2018
Voting:	Holders of Class A common stock ("common stock") as of the record date are entitled to vote. Each share of common stock is entitled to one vote.

Proposals and Voting Recommendation

	Board Recommendation	Page Reference (for more detail)

Election of Class I Directors		22
Alan R. Crain	For
Wilson B. Handler	For
John J. Hannan	For
Rajen Mahagaokar	For
Advisory vote on the compensation of our named executive officers	For	66
Ratification of our independent registered public accounting firm	For	66

Voting Methods

        You can vote in one of four ways:

Visit www.proxyvote.com to vote VIA THE INTERNET	Call 1-800-690-6903 to vote BY TELEPHONE
Sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL	Attend the meeting to vote IN PERSON

        You are entitled to attend the Annual Meeting only if you were an EP Energy stockholder as of the close of business on the record date, March 22, 2018, or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), in order to attend the Annual Meeting you should provide proof of beneficial ownership as of the record date. Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned EP Energy common stock on March 22, 2018; (2) a brokerage account statement indicating that you owned EP Energy common stock on March 22, 2018; or (3) the voting instruction form provided by your bank or broker indicating that you owned EP Energy common stock on March 22, 2018.

        You should be prepared to present a valid form of government-issued personal identification for admittance. If you do not provide a valid form of identification or comply with other procedures outlined above, you will not be admitted to the Annual Meeting.

EP ENERGY CORPORATION

PROXY STATEMENT

EP ENERGY CORPORATION
1001 Louisiana Street
Houston, Texas 77002

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS — MAY 16, 2018

        We are furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors (the "Board") for use at the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of EP Energy Corporation ("EP Energy"). The proxy materials, including this proxy statement and form of proxy, are first being distributed or made available to our stockholders on April 5, 2018. The Annual Meeting will be held at EP Energy's headquarters at 1001 Louisiana Street, Houston, Texas 77002, on Wednesday, May 16, 2018. The Annual Meeting will begin at 9:00 a.m., CDT, and will be held on the first floor. The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

        As a holder of EP Energy's Class A common stock ("common stock"), you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet. This proxy statement includes information that we are required to provide you under Securities and Exchange Commission ("SEC") rules and that is designed to assist you in voting your shares.

        Unless stated otherwise or the context otherwise requires, all references in this proxy statement to "us," "we," "our," "company" or "EP Energy" are to EP Energy Corporation.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.     Who may vote?

        Stockholders holding shares of EP Energy's common stock as of the close of business on the record date, March 22, 2018, and present in person or represented by a properly executed proxy are entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. You have one vote for each share of common stock held as of the record date, which may be voted on each proposal presented at the Annual Meeting.

2.     What is the record date and what does it mean?

        The record date for the Annual Meeting is March 22, 2018. The record date was established by our Board as required by Delaware law. Owners of record of EP Energy's common stock at the close of business on the record date are entitled to:

  •
  receive notice of the Annual Meeting; and

  •
  vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

3.     How many shares of EP Energy common stock were outstanding on the record date?

        There were 251,134,531 shares of common stock outstanding and entitled to vote at the Annual Meeting at the close of business on the record date. Class A common stock is the only class of stock entitled to vote at the Annual Meeting.

4.     What items of business will be voted on at the Annual Meeting?

        The items of business scheduled to be voted on at the Annual Meeting are:

  •
  the election of four Class I directors to hold office until our 2021 annual meeting of stockholders or until their successors are duly elected and qualified;

  •
  a non-binding advisory vote on the compensation of our named executive officers; and

  •
  the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

5.     How does the Board recommend that I vote?

        The Board recommends that you vote your shares:

  •
  FOR the election of each of the Class I nominees to the Board;

  •
  FOR the proposal regarding a non-binding advisory vote on the compensation of our named executive officers; and

  •
  FOR the approval of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

6.     How do I vote?

        You may vote by any of the following methods:

  •
  By Telephone or Internet — If you have telephone or Internet access, you may submit your proxy vote by following the instructions provided on your proxy card or voting instruction form. Telephone and Internet voting will close at 11:59 p.m. eastern daylight time on May 15, 2018.

  •
  By Mail — You may submit your proxy vote by mail by signing a proxy card if your shares are registered directly in your name or, for shares held beneficially in "street name," by following the voting instructions included by your broker, bank, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

  •
  In Person at the Annual Meeting — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, bank, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. See question 13, "Who can attend the Annual Meeting?" below for additional information.

7.     If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

        No.

8.     Can I change my vote?

        If you are a stockholder of record, you may revoke your proxy by the following methods:

  •
  voting at a later time by telephone or Internet until 11:59 p.m. eastern daylight time on May 15, 2018;

  •
  delivering a proxy with a later date or a written revocation of your most recent proxy to our Vice President, General Counsel and Corporate Secretary, Jace D. Locke, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660 at any time before the voting polls are closed at the Annual Meeting; or

  •
  giving notice of revocation to the Inspector of Election at the Annual Meeting at any time before the voting polls are closed at the Annual Meeting.

        If you are a "street name" stockholder and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity's procedures.

9.     What happens if I do not specify a choice for a proposal when returning a proxy?

        You should specify your choice for each proposal on your proxy card or voting instruction form. Shares represented by proxies will be voted in accordance with the instructions given by the stockholders. If you are a registered stockholder and your proxy card is signed and returned without voting instructions, it will be voted according to the recommendation of the Board. If you are a beneficial stockholder and fail to provide voting instructions, your broker, bank or other holder of record is permitted to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm. However, absent instructions from you, the record holder may not vote on the election of the four Class I directors or on the advisory vote on the compensation of our named executive officers. Without your voting instructions on these proposals, a "broker non-vote" will occur.

10.   What happens if other matters come up at the Annual Meeting?

        The matters described in the notice of Annual Meeting are the only matters we know of which will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card or voting instruction form will vote your shares according to their best judgment.

11.   Who will count the votes?

        A representative or designee of Broadridge Financials Solutions, an independent tabulator appointed by the Board, will count the votes and act as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

12.   What is a "quorum"?

        To transact any business at the Annual Meeting, a "quorum" must be present. A "quorum" is a majority of the holders of our outstanding shares of common stock that are entitled to vote and are present in person or represented by proxy at the Annual Meeting. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting. Broker non-votes are treated as present for the purpose of determining a quorum.

13.   Who can attend the Annual Meeting?

        Admission to the Annual Meeting is limited to stockholders of record of EP Energy, persons holding validly executed proxies from stockholders who held EP Energy common stock on March 22, 2018, the record date, and invited guests of EP Energy.

        If you are a stockholder of EP Energy, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder of EP Energy. Please read the following rules carefully because they specify the documents that you must bring with you to the Annual Meeting in order to be admitted. The items that you must bring with you differ depending upon whether you are a record holder or hold your stock in "street name" through your broker, bank, trustee or other nominee.

        Proof of ownership of EP Energy stock must be shown at the door. Failure to provide adequate proof that you were a stockholder on the record date may prevent you from being admitted to the Annual Meeting.

        If you were a record holder of EP Energy common stock on March 22, 2018, then you must bring a valid form of government-issued personal identification (such as a driver's license or passport).

        If a broker, bank, trustee or other nominee was the record holder of your shares of EP Energy common stock on March 22, 2018, then you must bring:

  •
  valid government-issued personal identification (such as a driver's license or passport); and

  •
  proof that you owned shares of EP Energy common stock on March 22, 2018.

        Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned EP Energy common stock on March 22, 2018; (2) a brokerage account statement indicating that you owned EP Energy common stock on March 22, 2018; or (3) the voting instruction form provided by your bank or broker indicating that you owned EP Energy common stock on March 22, 2018.

  If you are a proxy holder for a stockholder of EP Energy, then you must bring:

  •
  the validly executed proxy naming you as the proxy holder, signed by a stockholder of EP Energy who owned shares of EP Energy common stock on March 22, 2018;

  •
  valid government-issued personal identification (such as a driver's license or passport); and

  •
  if the stockholder whose proxy you hold was not a record holder of EP Energy common stock on March 22, 2018, proof of the stockholder's ownership of shares of EP Energy common stock on March 22, 2018, in the form of a letter or statement from a broker, bank, trustee or other nominee indicating that the stockholder owned EP Energy common stock on March 22, 2018.

        You may not use cameras, audio or video recording equipment or other electronic devices during the Annual Meeting.

14.   How are votes counted?

        In the election of directors (Proposal Number 1), you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

        For the advisory vote on the compensation of our named executive officers (Proposal Number 2) and the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2018 (Proposal Number 3), you may vote "FOR," "AGAINST," or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you are a registered stockholder and no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by the Board. If you are a beneficial stockholder and fail to provide voting instructions, your broker, bank or other holder of record is permitted to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm. However, absent instructions from you, the record holder may not vote on the election of the four Class I directors or on the advisory vote on the compensation of our named executive officers. Without your voting instructions on these proposals, a "broker non-vote" will occur.

15.   How many votes must each proposal receive to be approved?

  •
  With respect to the election of the four Class I directors, our amended and restated Bylaws provide for the election of directors by a plurality of the votes cast at the Annual Meeting. This means that the four nominees receiving the highest number of affirmative "For" votes will be elected. "Withheld" votes and broker non-votes will have no effect on the outcome of the director elections.

  •
  With respect to the advisory vote on the compensation of our named executive officers, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote to be considered approved. Abstentions will have the same effect as a vote "against" the advisory resolution. Broker non-votes will have no effect on the outcome of the advisory vote. While the vote is advisory and non-binding in nature, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation matters.

  •
  With respect to the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter to be considered approved. Abstentions will have the same effect as a vote "against" the proposal.

16.   How can I view the stockholder list?

        A complete list of the registered stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may access this list at EP Energy's offices at 1001 Louisiana Street, Houston, Texas 77002 during ordinary business hours for a period of ten days before the Annual Meeting.

17.   Who pays for the proxy solicitation related to the Annual Meeting?

        We do. In addition to sending you or making available to you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, email or in person. You may also be solicited by means of press releases issued by EP Energy, postings on our website, www.epenergy.com, and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting your proxy.

18.   If I want to submit a stockholder proposal for the 2019 annual meeting of stockholders, when is it due?

        If you want to submit a proposal for possible inclusion in next year's proxy statement, you must submit it in writing to the Corporate Secretary by mail to EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660. EP Energy must receive your proposal on or before December 6, 2018. EP Energy will consider only proposals meeting the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 ("Exchange Act").

        Additionally, under our amended and restated Bylaws, for a stockholder to bring any matter before the 2019 annual meeting that is not included in the 2019 proxy statement, the stockholder's written notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the 2018 Annual Meeting. Under this criterion, stockholders must provide us with a notice of a matter to be brought before the 2019 annual meeting during the period from January 16, 2019 to February 15, 2019.

        If the 2019 annual meeting is held more than 30 days before or 60 days after May 16, 2019, for a stockholder seeking to bring any matter before the 2019 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2019 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, by the tenth day after we publicly announce the date of the 2019 annual meeting.

        You are advised to review our amended and restated Bylaws, which contain additional requirements about advance notice for stockholder proposals and director nominations.

19.   What is "householding" and how does it work?

        Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. Stockholders sharing an address may also submit requests for delivery of a single set of proxy materials. If you prefer to receive separate copies or a single copy of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

20.   Where can I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting and final results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting.

21.   How can I obtain a copy of the Annual Report on Form 10-K?

        We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the SEC. It is available free of charge at the SEC's website at www.sec.gov. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 to any of our stockholders of record, or to any stockholder who owns our common stock listed in the name of a bank or broker as nominee, at the close of business on March 22, 2018. Any request for a copy of our Annual Report on Form 10-K should be mailed to our General Counsel and Corporate Secretary at EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660.

CORPORATE GOVERNANCE

About EP Energy

        We are an independent exploration and production company engaged in the acquisition and development of unconventional onshore oil and natural gas properties in the United States. On May 24, 2012, affiliates of Apollo Global Management LLC (together with its subsidiaries, "Apollo"), Riverstone Holdings LLC ("Riverstone"), Access Industries ("Access") and Korea National Oil Corporation ("KNOC") (collectively, our "Sponsors") and other co-investors acquired the predecessor entity to EP Energy. On August 30, 2013, we reorganized to form a new corporate holding structure under the name EP Energy Corporation. In January 2014, we completed our initial public offering, and our common stock is listed on the New York Stock Exchange ("NYSE") under the symbol "EPE." Our Sponsors and other legacy stockholders, as a group, continue to control a majority of our voting common stock and as a result we are a "controlled company" within the meaning of NYSE rules and qualify for exemption from certain corporate governance requirements.

Our Management Team

        In November 2017, we announced a change in our senior leadership with Russell E. Parker joining the company and becoming our President and Chief Executive Officer. He was chosen to lead a new management structure which includes new team leaders Raymond J. Ambrose, Senior Vice President Engineering and Subsurface, and Chad D. England, Senior Vice President Operations, along with current Chief Financial Officer Kyle A. McCuen. In connection with the leadership change, the majority of the prior management team departed the organization. The change in senior leadership was a move from an asset-based to a function-based organizational structure to enable greater flexibility in allocating capital and resources to specific assets, while continuing the company's focus on cost reduction and efficiencies. For more information on our new management team, please see our website at www.epenergy.com.

Code of Ethics

        We have adopted a code of ethics, referred to as our "Code of Conduct," that applies to all of our directors and employees, including our Chief Executive Officer, Chief Financial Officer and senior financial and accounting officers. In addition to other matters, our Code of Conduct establishes policies to deter wrongdoing and to promote honest and ethical conduct. A copy of our Code of Conduct is available on our website at www.epenergy.com. We will post to our website all waivers to, or amendments of, our Code of Conduct, which are required to be disclosed by applicable law.

Corporate Governance Guidelines

        Our Board has adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines address matters including qualifications for directors, standards for independence of directors, election of directors, responsibilities of directors, mandatory retirement age for directors, limitation on serving on other boards/committees, management succession, director access to management and outside advisors, director compensation, prohibition on hedging and pledging of company stock, director orientation and continuing education, and annual self-evaluation of the Board and its committees. The Board recognizes that effective corporate governance is an on-going process, and the Board, either directly or through the Governance and Nominating Committee, will review and revise as necessary our Corporate Governance Guidelines annually, or more frequently if deemed necessary. A copy of our Corporate Governance Guidelines is available on our website at www.epenergy.com.

Director Independence

        We qualify as a "controlled company" under the NYSE rules, which eliminates the requirements that we have a majority of independent directors on our Board and that we have compensation and governance and nominating committees composed entirely of independent directors.

        If at any time we cease to be a "controlled company" under applicable stock exchange rules, our Board will take all action necessary to comply with the applicable stock exchange rules, including appointing a majority of independent directors to our Board and establishing certain committees composed entirely of independent directors, subject to a permitted "phase-in" period. We will cease to qualify as a "controlled company" once our Sponsors, as a group, cease to control a majority of our voting stock.

        Our Board has affirmatively determined that each of Alan R. Crain, J. Barton Kalsu and Robert C. Reeves is independent as independence is defined in Rule 10A-3 of the Exchange Act, under the NYSE rules and in accordance with standards of independence contained in our Corporate Governance Guidelines. In addition, our Board determined that Michael S. Helfer, Thomas R. Hix and Keith O. Rattie, each of whom served on the Board for a portion of 2017, were independent in accordance with the same rules and standards. In reaching this determination, the Board reviewed each director's commercial and charitable relationships as well as any potential related party transactions and determined that none of these relationships or transactions affect the independence of these directors.

Audit Committee Financial Expert

        The Audit Committee plays an important role in promoting effective accounting, financial reporting, risk management and compliance procedures and controls. All members of our Audit Committee meet the financial literacy standard required by the NYSE rules and at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the Board has affirmatively determined that Mr. Kalsu (chairman of our Audit Committee) is an "audit committee financial expert."

Board Leadership Structure — Non-Executive Chairman

        As stated in our Corporate Governance Guidelines, the Board does not have a formal policy addressing whether or not the roles of Chairman and Chief Executive Officer should be separate or combined. The directors serving on our Board possess considerable professional, financial and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the company faces. As such, the Board believes that it is in the best position to evaluate the needs of the company and to determine how best to organize the company's leadership structure to meet those needs.

        At present, the Board has chosen Mr. Alan R. Crain to serve as the Chairman of our Board in a non-executive capacity. As the Chairman of our Board, Mr. Crain has a number of responsibilities, which include advising and providing counsel to our CEO, setting board meeting agendas in collaboration with our CEO, presiding at Board meetings, executive sessions and the annual stockholders' meeting, assigning tasks to the appropriate committees, and ensuring that information flows openly between management and the Board. Stockholders may communicate directly with Mr. Crain by writing to Chairman of the Board, c/o General Counsel and Corporate Secretary, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660. While the Board has concluded that our current leadership structure is appropriate at this time, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board's Role in Risk Oversight

        The Board has oversight responsibility with regard to the assessment of the major risks inherent in the business of the company and measures to address and mitigate such risks. The Board is actively involved in overseeing risk management. For example, the Board:

  •
  oversees the long-term strategic direction of the company, and in doing so regularly reviews the company's strategic plans, the principal issues and risks that the company may face and management's efforts to monitor and mitigate those risks;

  •
  oversees management of the company's commodity price risk through regular review with management of the company's hedging and price risk management strategy;

  •
  has established a thorough delegation of authority, with specific dollar limits on the commitment authority of members of senior management; and

  •
  reviews management's capital spending plans, reviews and approves the company's capital budget and long-range plan and requires that management present for Board approval significant departures from those plans; and

  •
  reviews results of capital programs.

        While the Board is ultimately responsible for risk oversight at our company, the committees of the Board assist the Board in fulfilling its oversight responsibilities by considering the risks within their respective areas of expertise. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to the company's risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to the major financial risk exposures and the steps management has taken to monitor, control and manage such exposures. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities with respect to the management of risks associated with compensation-program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the company. The Governance and Nominating Committee assists the Board in fulfilling its risk oversight responsibilities relating to the management of risks associated with corporate governance, board organization and membership, and policies governing conflicts of interest.

        As mentioned above, the Board's role in risk management is one of oversight. Company management is responsible for day-to-day management of risks the company faces.

Executive Sessions of the Board

        The Board holds regular executive sessions in which non-management Board members meet without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The Board has selected Alan R. Crain, Chairman of the Board, to preside over all executive sessions of the Board, including non-management executive sessions and executive sessions of the independent directors. During 2017, non-management members of the Board met in executive session six times and the Audit Committee, Compensation Committee and Governance and Nominating Committee each met in executive session without members of management present.

Board and Committee Evaluations

        Each year the Board and each Board committee participates in a self-assessment or evaluation of the effectiveness of the Board and its committees. During 2017, our directors participated in a self-assessment of the Board and committee members likewise participated in a self-assessment of their respective committees. The Board and the committees discussed the results of these assessments and, as necessary, any action to be taken resulting from these assessments.

Management Succession

        The Board periodically reviews with the CEO the management succession and development plan which includes the succession of the CEO in the event of an emergency or retirement, as well as the succession of other employees critical to our company's continued operations and success.

Web Access

        We provide access through our website to current information relating to corporate governance, including a copy of each of the Board's standing committee charters, our Corporate Governance Guidelines, our Code of Conduct, our Restated Certificate of Incorporation and amended and restated Bylaws, our related party transaction policy, biographical information concerning each director and member of the management team, and other matters regarding our corporate governance principles. We also provide access through our website to all filings submitted by EP Energy to the SEC. Our website is www.epenergy.com, and access to this information is free of any charge to the user. Information contained on our website is not part of this proxy statement.

Process for Communication with the Board

        Our Board has established a process for interested parties to communicate with the Board. Such communications should be in writing, addressed to the Board or an individual director, c/o Mr. Jace D. Locke, General Counsel and Corporate Secretary, EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660. Depending on the subject matter, Mr. Locke will:

  •
  forward the communication to the director or directors to whom it is addressed;

  •
  refer the inquiry to the appropriate corporate department if it is matter that does not appear to require direct attention by the Board or an individual director; or

  •
  not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        These procedures may change from time to time, and you are encouraged to visit our website at www.epenergy.com for the most current means of contacting our directors.

Director Attendance at Annual Meeting

        In consideration of the company's "controlled company" status, the company does not currently have a policy with respect to board members' attendance at annual meetings of stockholders. Seven of our Board members attended our 2017 Annual Meeting of Stockholders. Messrs. Beard, Handler, Hannan, Tichio, and Wilson were unable to attend due to prior commitments.

Related Party Transactions

        Our Board has adopted a written related party transactions policy. The policy defines a related party transaction as one in which EP Energy is a participant, the amount involved equals or exceeds $120,000, and a related party has a direct or indirect material interest. The policy defines a related party as any executive officer, director or director nominee, person known to be the beneficial owner of 5% or more of EP Energy's voting securities, immediate family member of any of the foregoing persons, or firm or corporation in which any of the foregoing persons is employed as an officer, is a general partner, or in which such person has a 10% or greater beneficial ownership interest.

        The policy includes procedures to review and approve, as necessary, any related party transactions prior to the transaction being entered into, or ratify any related party transactions that have not been previously approved. Other than certain pre-approved transactions specifically set forth in the policy, any related party transaction involving executive officers or their immediate family members other than the CEO or the general counsel are referred to the CEO and general counsel for approval. Any related person transaction involving the general counsel and his or her immediate family members will be referred to the CEO for approval. Any related person transaction involving 5% or greater stockholders, directors, director nominees or the CEO and their immediate family members will be referred to the Governance and Nominating Committee for approval. All related party transactions are reported annually to the Governance and Nominating Committee.

        In determining whether to approve a related party transaction, the CEO, general counsel or Governance and Nominating Committee, as applicable, will consider whether:

  •
  the terms of the transaction are fair to EP Energy and would be on the same basis if the transaction did not involve a related party;

  •
  there are business reasons to enter into the transaction;

  •
  the transaction would impair the independence of an outside director;

  •
  the transaction would present an improper conflict of interest for any director or executive officer; and

  •
  the transaction is material.

        The policy for approval of related party transactions can be found on our website at www.epenergy.com.

        In addition, under our stockholders agreement, the consummation of any transaction involving us, on the one hand, and any legacy stockholder, director or affiliate of any legacy stockholder or director, on the other hand (each such transaction, a "Related Person Transaction"), will in each case require the approval of a majority of the directors, other than those directors that are (or whose affiliates are) party to such Related Person Transaction or have been designated by the legacy stockholders who are party, or whose affiliates are party to, such Related Person Transaction. This approval is not required for (among other things): (i) any transaction that is consummated in the ordinary course of business, on arm's length terms and de minimis in nature (it being understood that any transaction or series of related transactions that involves goods, services, property or other consideration valued in excess of $10,000 will not be deemed to be de minimis); and (ii) an acquisition of additional securities by a legacy stockholder pursuant to an exercise of its preemptive rights under the stockholders agreement.

  Management Fee

        In November 2017, we reimbursed Phoenix Natural Resources LLC ("Phoenix"), a portfolio company of funds managed by Apollo affiliates, the amount of $4,263,812 in connection with the release of members of the leadership team of Phoenix to join EP Energy. The reimbursement related to money contributed to Phoenix by fund investors (other than Apollo), and none of our Apollo-appointed Board members had a direct or indirect material interest in this payment.

  Drilling Joint Venture

        In 2017, we entered into a drilling joint venture with Wolfcamp Drillco Operating L.P. (the "Investor"), which is managed and controlled by an affiliate of Apollo, to fund future oil and natural gas development in our Permian basin area. Access has an indirect minority ownership interest in the Investor, and therefore is also indirectly responsible for funding a portion of the Investor's capital commitment. The Investor may fund approximately $450 million over the entire program (150 wells in two separate 75 well tranches), or approximately 60 percent of the estimated drilling, completion and equipping costs of the wells, in exchange for a 50 percent working interest in the joint venture wells. Once the Investor achieves a 12 percent internal rate of return on its invested capital in each tranche, its working interest will revert to 15 percent. We are the operator of the joint venture assets. The first wells under the joint venture began producing in January 2017, and for the year ended December 31, 2017, we recovered $213,943,951 related to the capital costs of the joint venture wells from the Investor and have drilled and completed 58 wells. None of our Apollo or Access appointed Board members had a direct or indirect material interest in these payments.

  Drilling Services

        During 2017, we made payments in the amount of $857,138 to Hexion Inc. (f/k/a Momentive Performance Materials Holdings LLC), an affiliate of Apollo, for certain fracturing materials used in our Eagle Ford drilling operations. These payments were made in the ordinary course of the company's business as market-based, arm's length transactions, and none of our Apollo-appointed Board members had a direct or indirect material interest in these payments.

        During 2017, we made payments in the amount of $779,851 to Express Energy Services, an affiliate of Apollo, for drilling-related services in the company's Wolfcamp area. These payments were made in the ordinary course of the company's business and awarded as part of a competitive bid process. None of our Apollo-appointed Board members had a direct or indirect material interest in these payments.

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND COMMITTEES

        The Board held twelve meetings during 2017. Each director attended at least 75% of his board and committee meetings.

Board Composition

        The supervision of our management and the general course of our affairs and business operations are entrusted to our Board. Our Board is currently comprised of thirteen directors, with (i) five designated by Apollo, (ii) two designated by Riverstone, (iii) one designated by Access, (iv) one designated by KNOC, (v) our chief executive officer and (vi) three independent directors. Apollo has the right to designate any director as the Chairman of the Board and Mr. Crain currently serves in that capacity.

        Our Board is divided into three classes. The members of each class serve staggered, three-year terms. Upon the expiration of the term of a class of directors, directors in that class will stand for re-election for an additional three-year term at the annual meeting of stockholders in the year in which their term expires.

  •
  Alan R. Crain, Wilson B. Handler, John J. Hannan and Rajen Mahagaokar are Class I directors, whose initial terms will expire at the Annual Meeting and each of whom are standing for re-election at this Annual Meeting;

  •
  J. Barton Kalsu, Giljoon Sinn, Donald A. Wagner, and Rakesh Wilson are Class II directors, whose terms will expire at the 2019 annual meeting of stockholders; and

  •
  Gregory A. Beard, Scott R. Browning, Robert C. Reeves, Russell E. Parker, and Robert M. Tichio are Class III directors, whose terms will expire at the 2020 annual meeting of stockholders.

        Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

        As ownership in us by a Sponsor decreases, our stockholders agreement provides for the reduction in the number of directors such Sponsor may designate. The tables below state the number of director(s) that each Sponsor may designate to the Board pursuant to the stockholders agreement based on such Sponsor's ownership of common stock, in each case, expressed as a percentage of its ownership of common stock as of the first day of effectiveness of the company's registration statement under the Securities Act of 1933 in connection with our initial public offering (the "Effective Time") (e.g., 75% means that the Sponsor holds 75% of the common stock that it held as of the Effective Time).

Apollo Ownership	Non-Independent Directors	Independent Directors
At least 75%	5	2
Between 50% and 75%	4	2
Between 25% and 50%	2	1
Between 10% and 25%	1	0
Less than 10%	0	0

Riverstone Ownership	Non-Independent Directors	Independent Directors
50%	2	1
Between 20% and 50%	0	1
Less than 20%	0	0

Access Ownership	Non-Independent Directors	Independent Directors
At least 50%	1	0
Less than 50%	0	0

KNOC Ownership	Non-Independent Directors	Independent Directors
At least 50%	1	0
Less than 50%	0	0

        A director that is designated by any Sponsor pursuant to the stockholders agreement may be removed and replaced at any time and for any reason (or for no reason) only at the direction and upon the approval of such Sponsor for so long as such Sponsor has the right to designate the applicable director. The replacement of any director will be designated by the Sponsor that designated any such vacant seat unless such Sponsor has lost its right to designate the applicable director pursuant to the above. If the Sponsor has lost its right to designate the applicable director and the legacy stockholders hold at least 50% of our outstanding common stock, the legacy stockholders will have the right to designate a replacement director by a vote of the legacy stockholders holding a majority-in-interest of our outstanding common stock then held by the legacy stockholders (each such director, a "Replacement Director"); provided, that such Replacement Director is "independent" of us, the legacy stockholders and their affiliates under the rules of the NYSE.

Board Observers

        Our stockholders agreement provides certain Sponsors and legacy stockholders with certain rights with respect to the designation of observers to the Board. Each observer generally may attend the meetings of our Board as an observer (and not as a director) and receive the same meeting-related information given to Board members. No observer has a vote on our Board. The members of the Board can exclude any board observer from any board meeting to protect attorney-client privilege, in connection with a conflict of interest, or for any other reason with the consent of the legacy stockholder that appointed the board observer, which consent cannot be unreasonably withheld, conditioned or delayed. The tables below state the number of board observers that each Sponsor (other than Apollo, which has no such right) and other significant legacy stockholders may designate pursuant to the stockholders agreement based on such legacy stockholder's ownership of common stock, in each case, expressed as a percentage of its ownership of common stock as of the Effective Time (e.g., 50% means that the legacy stockholder holds 50% of the common stock that it held as of the Effective Time).

Riverstone Ownership	Board Observer
Between 20% and 50%	2
Less than 20%	0

Access Ownership	Board Observer
Between 20% and 50%	1
Less than 20%	0

KNOC Ownership	Board Observer
Between 20% and 50%	1
Less than 20%	0

Other Significant Legacy Stockholders	Board Observer
At least 50%	1
Less than 50%	0

Committees of the Board

        Our stockholders agreement provides that for so long as each Sponsor has the right to designate a director or an observer to the Board, we will cause any committee of our Board to include in its membership such number of members that is consistent with, and reflects, the right of each Sponsor to designate a director or observer to the Board, except to the extent that such membership would violate applicable securities laws or stock exchange or stock market rules.

        The Board has established three standing committees to assist the Board in carrying out its duties: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. We describe the committees, their current membership and their principal responsibilities below.

Name	Board	Audit	Compensation	Governance and Nominating
Gregory A. Beard	Member		Chair	Member
Scott R. Browning	Member		Member	Member
Alan R. Crain*	Chairman	Member	Member	Chair
Wilson B. Handler	Member		Member	Member
John J. Hannan	Member
J. Barton Kalsu*	Member	Chair	Member
Rajen Mahagaokar	Member
Russell E. Parker	Member
Robert C. Reeves*	Member	Member		Member
Giljoon Sinn	Member		Member	Member
Robert M. Tichio	Member		Member	Member
Donald A. Wagner	Member		Member	Member
Rakesh Wilson	Member		Member	Member
Number of 2017 Meetings	12	5	5	9

*
Independent Board member.

Audit Committee

        The Audit Committee presently consists of three members: Messrs. Kalsu (Chair), Crain and Reeves. Each member of the Audit Committee satisfies the financial literacy and independence requirements of the NYSE rules. In addition, the Board has affirmatively determined that Mr. Kalsu is an "audit committee financial expert." No Audit Committee member serves on more than three audit committees of public companies, including our Audit Committee.

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

  •
  the company's independent registered public accounting firm's qualifications and independence;

  •
  the company's independent petroleum engineering consultants;

  •
  the audit of the company's financial statements;

  •
  the performance of the company's internal audit function and independent registered public accounting firm; and

  •
  the preparation of the report of the Audit Committee to be included in the company's annual proxy statement under the rules of the SEC.

        The Audit Committee is directly responsible for the appointment, compensation, oversight and dismissal of the company's independent auditor, Ernst & Young LLP, and the independent auditor reports directly to the Audit Committee. In addition, the Audit Committee provides an open avenue of communication between the internal auditors, the independent auditor and the Board.

        During 2017, the Audit Committee conducted a number of activities pursuant to its oversight responsibility and in accordance with its charter, including:

  •
  selected Ernst & Young LLP as the company's independent auditor;

  •
  selected Ryder Scott Company, L.P. as the company's independent petroleum engineering consultants;

  •
  reviewed and approved the fees payable to each of Ernst & Young LLP and Ryder Scott Company, L.P.;

  •
  obtained and reviewed the report by the company's independent auditor describing, among other matters, the independent auditor's internal quality control procedures and all relationships between the independent auditor and EP Energy;

  •
  reviewed with EP Energy's Chief Accounting Officer and the independent auditor all critical accounting policies and practices, significant changes in EP Energy's selection and application of accounting principles, judgments made in connection with the preparation of the financial statements and other significant financial reporting issues;

  •
  reviewed and discussed with management the evaluation conducted by management of EP Energy's ability to continue as a going concern, including related controls and processes;

  •
  reviewed and discussed with management and the independent auditor any significant related party transactions;

  •
  reviewed with the head of EP Energy's internal audit function the scope of internal audit activities and the results of audits that have been performed, as well as the adequacy of internal audit staffing and resources;

  •
  met on at least a quarterly basis with the head of EP Energy's internal audit function, the independent auditor and management to discuss the effectiveness of disclosure controls and procedures, and, if applicable, any changes in EP Energy's internal control over financial reporting that occurred during its most recent fiscal quarter that materially affected, or is reasonably likely to materially affect, internal control over financial reporting;

  •
  discussed the effectiveness of internal control over financial reporting and management's assessment of its effectiveness; and

  •
  engaged in an annual self-evaluation to determine its effectiveness as a committee.

        The Audit Committee Charter can be found on our website at www.epenergy.com.

Policy for Approval of Audit and Non-Audit Services

        During 2017, the Audit Committee approved a pre-approval policy for audit, non-audit and tax services to be provided by our independent auditors, as required under applicable law, and the pre-approved limit on fees for each of these categories. The Audit Committee's current practice is to consider for pre-approval annually all categories of audit and permitted non-audit and tax services proposed to be provided by our independent auditors for a fiscal year. The Audit Committee will also consider for pre-approval annually the maximum amount of fees and the manner in which the fees are determined for each type of service proposed to be provided by the independent auditors for the fiscal year. The Audit Committee must separately pre-approve any service that is not included in the approved list of services or any proposed services that would exceed the pre-approved cost levels. See "Principal Accountant Fees and Services" on page 67 of this proxy statement for the aggregate fees paid to Ernst & Young LLP for the year ended December 31, 2017.

Compensation Committee

        The Compensation Committee presently consists of nine members: Messrs. Beard (Chair), Browning, Crain, Handler, Kalsu, Sinn, Tichio, Wagner and Wilson. We are a "controlled company" under the NYSE rules; as a result, we are not required to have a compensation committee composed entirely of independent directors.

        The primary purpose of the Compensation Committee is to assist the Board in fulfilling its responsibility to:

  •
  oversee the company's management compensation policies and practices;

  •
  formulate, evaluate and approve the compensation and employment arrangements of the company's executive officers;

  •
  set, review and approve corporate goals and objectives relevant to officer compensation;

  •
  evaluate the performance of the President and his direct officer reports and based on this evaluation approve the compensation of such individuals;

  •
  oversee all compensation programs involving the issuance of equity under any equity compensation programs the company may institute from time to time; and

  •
  review and discuss with management the company's compensation discussion and analysis to be included in the company's annual proxy statement filed with the SEC.

        The Compensation Committee Charter can be found on our website at www.epenergy.com.

        See the "Compensation Discussion and Analysis" beginning on page 33 of this proxy statement for a discussion of our processes and procedures for determining and establishing executive compensation.

Compensation Consultant Independence and Payments

        The Compensation Committee has retained Frederic W. Cook & Co. ("FW Cook") as its independent compensation consultant. Fees paid to FW Cook in 2017 for executive compensation consulting to the Compensation Committee were $191,864.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is a former or current officer or employee of the company. In addition, none of our executive officers serve as a member of the compensation committee or board of directors of another entity, one of whose executive officers serve on our Compensation Committee or Board.

Governance and Nominating Committee

        The Governance and Nominating Committee presently consists of nine members: Messrs. Crain (Chair), Beard, Browning, Handler, Reeves, Sinn, Tichio, Wagner and Wilson. We are a "controlled company" under the NYSE rules; as a result, we are not required to have a governance and nominating committee composed entirely of independent directors.

        The primary purpose of the Governance and Nominating Committee is to assist the Board in fulfilling its responsibility to:

  •
  identify individuals qualified to serve as directors of the company and on committees of the Board, consistent with criteria approved by the Board and our stockholders agreement;

  •
  recommend to the Board the director nominees for the next annual stockholder meeting consistent with the criteria approved by the Board and our stockholders agreement;

  •
  advise the Board with respect to the Board composition, procedures and committees;

  •
  develop and recommend to the Board a set of corporate governance guidelines applicable to the company;

  •
  oversee compliance with our related party transaction policy; and

  •
  oversee the annual performance evaluation of the Board.

        The Governance and Nominating Committee Charter can be found on our website at www.epenergy.com.

Director Nomination Process

        The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise relevant to the company with a reputation for integrity. The Board has delegated to the Governance and Nominating Committee the responsibility for identifying, screening and recommending candidates to the Board for Board membership in accordance with the policies and principles set forth in its charter and consistent with any contractual obligations of the company, including director appointment rights as set forth in our stockholders agreement. This assessment includes an examination of whether the individual is independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board. When formulating its Board membership recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others as it deems appropriate. The Governance and Nominating Committee will evaluate candidates submitted by stockholders according to the same criteria as any other nominees. Each director nominee who appears on the ballot for this Annual Meeting has been recommended by the Governance and Nominating Committee to the full Board.

        Except as otherwise set forth in our stockholders agreement, any stockholder desiring to nominate an individual for election to the Board must submit, in writing, a timely notice complying with the advance notice provisions set forth in Article II of our amended and restated Bylaws to Mr. Jace D. Locke, General Counsel and Corporate Secretary, by mail to EP Energy Corporation, P.O. Box 4660, Houston, Texas 77210-4660. To be considered timely for a stockholder seeking to bring any matter before the 2019 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the 2018 Annual Meeting. Under this criterion, stockholders must provide us with notice of nominations to be made at the 2019 annual meeting during the period January 16, 2019 to February 15, 2019. If the 2019 annual meeting is held more than 30 days before or 60 days after May 16, 2019, for a stockholder seeking to bring any matter before the 2019 annual meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2019 annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, by the tenth day after we publicly announce the date of the 2019 annual meeting.

        A stockholder's notice must set forth all of the information required by, and comply with, the advance notice provisions of our amended and restated Bylaws, including:

  •
  the name and address of such stockholder, as they appear on the company's books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith;

  •
  the class or series and number of shares of the company which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner, and of their respective affiliates or associates or others acting in concert therewith;

  •
  any derivative instruments directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the company;

  •
  any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the company;

  •
  any contract, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by such stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the company by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any security of the company (any of the foregoing, a "Short Interest");

  •
  any rights to dividends on the shares of the company owned beneficially by such stockholder that are separated or separable from the underlying shares of the company;

  •
  any proportionate interest in shares of the company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

  •
  any performance-related fees that such stockholder is entitled to based on any increase or decrease in the value of shares of the company or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder's immediate family sharing the same household;

  •
  any significant equity interests or any derivative instruments or Short Interests in any principal competitor of the company held by such stockholder;

  •
  any direct or indirect interest of such stockholder in any contract with the company, any affiliate of the company or any principal competitor of the company;

  •
  any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act;

  •
  as to each person whom the stockholder proposes to nominate for election or reelection to the Board:

  o
  all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act, and

  o
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and

  •
  with respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation and agreement as required by our amended and restated Bylaws.

        In addition, the company may require any proposed nominee to furnish such other information as may reasonably be required by the company to determine the eligibility of such proposed nominee to serve as an independent director of the company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

AUDIT COMMITTEE REPORT

        The Audit Committee's principal purpose is to assist the Board in its oversight of EP Energy's internal controls, financial statements and the audit process. The Board, in its business judgment, has determined that all members of the Audit Committee meet the independence standards of the NYSE and the SEC applicable to members of the Audit Committee. In addition, the Board has determined that Mr. Kalsu is an "audit committee financial expert" as defined by rules of the SEC.

        Management is responsible for the preparation, presentation and integrity of the company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing the company's internal controls over financial reporting. While the Audit Committee has the responsibilities and powers set forth in its charter and management and the independent registered public accounting firm for the company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

        In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2017 with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and any other applicable accounting and auditing standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence.

        Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in this report and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

AUDIT COMMITTEE
J. Barton Kalsu, Chairman Alan R. Crain Robert C. Reeves

PROPOSAL NO. 1 — Election of Directors

        The Board has nominated the following individuals for election as Class I Directors of the company to hold office until the company's 2021 annual meeting of stockholders or until their successors are duly elected and qualified:

Alan R. Crain
Wilson B. Handler
John J. Hannan
Rajen Mahagaokar

        Each of the Class I nominees is currently serving as a director of the company. Their biographical information is contained in the "Directors" section below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE DIRECTOR NOMINEES.

DIRECTORS

Directors and Nominees

        The company currently has a classified Board, with directors divided into three classes. The members of each class serve staggered, three-year terms. Upon the expiration of the term of a class of directors, directors in that class will stand for re-election for an additional three-year term at the annual meeting of stockholders in the year in which their term expires.

        The following table sets forth certain information, as of the date of this proxy statement, regarding the company's Class I director nominees, as well as the Class II and Class III continuing directors.

Name	Position and Offices	Age
Class I Director Nominees
Alan R. Crain	Chairman	66
Wilson B. Handler	Director	33
John J. Hannan	Director	65
Rajen Mahagaokar	Director	32
Class II Directors
J. Barton Kalsu	Director	50
Giljoon Sinn	Director	48
Donald W. Wagner	Director	54
Rakesh Wilson	Director	42
Class III Directors
Gregory A. Beard	Director	46
Scott R. Browning	Director	29
Russell E. Parker	Director	41
Robert C. Reeves	Director	48
Robert M. Tichio	Director	40

        The biographies of each of the Board members below contain information regarding the person's service as a director, business experience and board positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills of each Board member. Each of the Class I Director nominees has agreed to be named in this proxy statement and to serve as a director if elected.

DIRECTORS STANDING FOR RE-ELECTION

Class I Director Nominees (term expiring at the Annual Meeting)

Alan R. Crain, Chairman Age 66	Director since 2017

Mr. Crain has been Chairman of the Board since November 2017 and a member of our Board since May 2017. He is currently a director, and the Chairman of the Governance Committee, of the National Association of Corporate Directors Texas Tri-Cities Chapter. He is a lecturer at the Jones Graduate School of Business at Rice University and other organizations regarding complex issues facing corporate boards. He is a member of the board of directors of DDB Holding Company, LLC, an oilfield services portfolio company of Hastings Equity Partners. He is also on the boards of the World Affairs Council of Houston; the American Arbitration Association; the Asia Society, Texas Center; the Institute for Transnational Arbitration and multiple organizations dedicated to protecting human rights. Mr. Crain was Senior Vice President, Chief Legal and Governance Officer of Baker Hughes Incorporated until his retirement at the end of December 2016. He joined Baker Hughes in October 2000 as Vice President and General Counsel. Prior thereto he was General Counsel of Crown Cork & Seal Company and General Counsel of Union Texas Petroleum Holdings, Inc. Earlier in his career he was a lawyer with Pennzoil Company and with El Paso LNG Company. He is a member of the Council on Foreign Relations and has served on the ABAs Center for Human Rights. He graduated from Rensselaer Polytechnic Institute with both BS and MS degrees in Engineering and received an MBA and a JD from Syracuse University.

Mr. Crain brings more than 35 years of oil and gas industry expertise to our Board. He possesses detailed knowledge and experience in the exploration, development, production and transportation of oil and gas, and for over 20 years has overseen the development and execution of strategic plans for companies engaged in oil and gas related activities, both domestically and internationally, onshore and offshore. He is also a recognized expert in corporate governance. With his management, leadership and industry background, we believe he possesses the requisite set of skills to serve as Chairman of our Board.

Wilson B. Handler Age 33	Director since 2013

Mr. Handler has been a member of our Board since November 2013. Mr. Handler joined Apollo in 2011 and is a member of the Natural Resources group. Prior to joining Apollo, Mr. Handler was an investment professional at First Reserve, where he was involved in the execution and monitoring of investments in the energy sector. Previously, he worked in the Investment Banking Division at Lehman Brothers in the Natural Resources group. Currently, Mr. Handler serves on the board of directors of certain private companies, including American Petroleum Partners, LLC, CSV Midstream Solutions GP LLC, Jupiter Resources GP LLC, Resource Energy Partners, LLC, and Wolfcamp DrillCo, LLC and previously served as a director of Athlon Energy Inc. Mr. Handler graduated from Dartmouth College with an AB in Economics and Government. Mr. Handler was appointed to our Board by Apollo.

Based upon Mr. Handler's extensive investment experience, his knowledge of the company and experience in the energy industry, we believe he possesses the requisite skills to serve as a member of our Board.

John J. Hannan Age 65	Director since 2013

Mr. Hannan has been a member of our Board since December 2013. Mr. Hannan is Chairman of the Board of Directors of Apollo Investment Corporation, a public investment company. He served as Chief Executive Officer of Apollo Investment Corporation from 2006 to 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. Mr. Hannan is an advisor to Apollo's Natural Resources group. He has been on several public boards including Vail Resorts, Inc. and Goodman Global, Inc., and is currently on the boards of Environmental Solutions Worldwide and Brown University. Mr. Hannan is actively involved in charitable organizations. He received a BBA from Adelphi University and an MBA from Harvard Business School. Mr. Hannan was appointed to our Board by Apollo.

Based on Mr. Hannan's strong investment and management experience and his service on multiple boards of directors, we believe that Mr. Hannan possesses the requisite set of skills to serve as a member of our Board.

Rajen Mahagaokar Age 32	Director since 2017

Mr. Mahagaokar has been a member of our Board since November 2017. Mr. Mahagaokar is a Vice President of Riverstone Holdings LLC and joined Riverstone in 2015. Prior to joining Riverstone, he analyzed investment opportunities globally in the energy and financial services industries and was a co-founder and Partner of Marka, LLC from 2013 to 2014 and from 2012 to 2013 was an investment professional at Silver Lake Kraftwerk. Mr. Mahagaokar began his career in 2008 in the Investment Banking Division at Goldman Sachs in the Natural Resources group where he worked on M&A transactions and capital markets financings, with a focus on the oil and gas sectors and in the Urban Investment Group, a principal investing strategy. He received his BA in Mathematical Economic Analysis from Rice University. Mr. Mahagaokar was appointed to our Board by Riverstone.

We believe that Mr. Mahagaokar's experience in financial analysis, global investment opportunities and capital markets combined with his understanding of the oil and gas sectors qualify him to serve on our Board.

Class II Directors (term expiring at 2019 annual meeting)

J. Barton Kalsu Age 50	Director since 2018

Mr. Kalsu has been a member of our Board since January 2018. Mr. Kalsu currently serves as Executive Vice President and Chief Financial Officer of SolarWinds, Inc. He joined SolarWinds, Inc. in 2007 as Chief Accountant and Vice President, Finance and was responsible for managing their financial operations through an initial public offering and then as a private company. He was previously Vice President, Commercial Banking, for JPMorgan Chase from June 2005 to August 2007 and from April 2002 until June 2005, Mr. Kalsu was Senior Director of Finance. Prior to 2002, Mr. Kalsu worked in public accounting for Arthur Andersen LLP. Mr. Kalsu previously served on the board of directors of Athlon Energy prior to its acquisition by Encana Corporation. He currently serves on the board of the Hill Country Rally for Kids. He holds a BS in Accounting from Oklahoma State University.

Mr. Kalsu brings successful financial leadership to our Board with more than 25 years of experience in global finance and accounting roles. We believe that his extensive experience in accounting, finance, corporate controls, and operations provides our Board with valuable insight and expertise.

Giljoon Sinn Age 48	Director since 2017

Mr. Sinn has been a member of our Board since February 2017. Mr. Sinn joined Korea National Oil Corporation in 1996 and worked in the Drilling/Subsea and New Venture Business groups where he concentrated on production engineering, well intervention/re-entry, drilling/completion, and subsea operations and managed offshore production assets in Vietnam. He is currently serving as President and a board member of KNOC Eagle Ford Corporation. Mr. Sinn received his master's degree in Petroleum Engineering from the University of Adelaide, Australia. Mr. Sinn was appointed to our Board by KNOC.

Based on Mr. Sinn's educational background and significant experience in the oil and gas industry, we believe that Mr. Sinn has the expertise and requisite set of skills to serve as a member of our Board.

Donald A. Wagner Age 54	Director since 2013

Mr. Wagner has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. Mr. Wagner is a Managing Director of Access Industries, having been with Access since 2010. He is responsible for sourcing and executing new investment opportunities in North America, and he oversees Access' current North American investments. From 2000 to 2009, Mr. Wagner was a Senior Managing Director of Ripplewood Holdings L.L.C., responsible for investments in several areas and heading the industry group focused on investments in basic industries. Previously, Mr. Wagner was a Managing Director of Lazard Freres & Co. LLC and had a 15-year career at that firm and its affiliates in New York and London. He is a board member of Access portfolio company Warner Music Group and was appointed to the board of Calpine Corporation in March 2018. He served on the board of NYSE-listed RSC Holdings from November 2006 until August 2009. Mr. Wagner graduated summa cum laude with an AB in physics from Harvard College. Mr. Wagner was appointed to our Board by Access.

Based upon Mr. Wagner's experience as a director of various companies, including public companies, and over 25 years of experience in investing, banking and private equity, we believe that Mr. Wagner possesses the requisite set of skills to serve as a member of our Board.

Rakesh Wilson Age 42	Director since 2013

Mr. Wilson has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. Mr. Wilson is a Senior Partner of Apollo and joined Apollo in 2009. Prior to joining Apollo, Mr. Wilson was at Morgan Stanley's Commodities Department in the principal investing group responsible for generating, evaluating and executing investment ideas across the energy sector. Mr. Wilson began his career at Goldman Sachs in equity research and then moved to its investment banking division in New York and Asia. Mr. Wilson currently serves on the board of directors of certain private companies, including American Petroleum Partners, LLC, CSV Midstream Solutions GP LLC, Jupiter Resources GP LLC, Resource Energy Partners, LLC, Express Energy Services, LLC, and Wolfcamp DrillCo LLC. He previously served as a director of Athlon Energy Inc., Parallel Petroleum and Talos Energy, LLC. Mr. Wilson graduated from the University of Texas at Austin and received his MBA from INSEAD, Fontainebleau, France. Mr. Wilson was appointed to our Board by Apollo.

We believe that Mr. Wilson's extensive international investment and risk management experience, his knowledge of the company and his service on multiple boards have provided him with a strong understanding of the financial, operational and strategic issues facing public companies in our industry, and that he possesses the requisite set of skills to serve as a member of our Board.

Class III Directors (term expiring at 2020 annual meeting)

Gregory A. Beard Age 46	Director since 2013

Mr. Beard has been a member of our Board since August 2013 and previously served as a member of the Board of Managers of our predecessor entity, EPE Acquisition, LLC, from May 2012 to August 2013. He is a member of the Senior Management Committee of Apollo Global Management. Mr. Beard joined Apollo in June 2010 as the Global Head of Natural Resources and Senior Partner based in the New York office. Mr. Beard has 24 years of investment experience, including 10 years at Riverstone Holdings where he was a founding member, Managing Director and lead deal partner in many of the firm's top oil and gas and energy service investments. While at Riverstone, Mr. Beard was involved in all aspects of the investment process including sourcing, structuring, monitoring and exiting transactions. Mr. Beard began his career as a Financial Analyst at Goldman Sachs, where he played an active role in that firm's energy-sector principal investment activities. Mr. Beard has also served on the board of directors of many oil and natural gas companies, including Belden & Blake Corporation, Canera Resources, Cobalt International Energy, Eagle Energy, Legend Natural Gas I-IV, Mariner Energy, Phoenix Exploration, Titan Operating, Vantage Energy and Virginia Uranium. Mr. Beard has served on the Board of various oilfield services companies, including CDM Max, CDM Resource Management, and International Logging. Mr. Beard currently serves on the board of directors of certain private companies, including Apex Energy, LLC, Caelus Energy Alaska, LLC, CSV Midstream Solutions GP LLC, Double Eagle Energy Holdings, LLC, Double Eagle Energy Holdings II, LLC, Double Eagle Energy Holdings III, LLC, Jupiter Resources GP LLC, Pegasus Optimization Partners, LLC, Roundtable Energy Holdings, LLC, Talos Energy, LLC and Tumbleweed Royalty, LLC. He previously served as a director of Athlon Energy Inc., NRI Management Group, LLC, and Pinnacle Agriculture Holdings, LLC. Mr. Beard received his BA from the University of Illinois at Urbana. Mr. Beard was appointed to our Board by Apollo.

Based upon Mr. Beard's extensive investment and management experience, particularly in the energy sector, his strong financial background and his service on the boards of multiple oil and natural gas E&P companies and oilfield services companies, which have provided him with a deep working knowledge of our operating environment, we believe that he possesses the requisite skills to serve as a member of our Board.

Scott R. Browning Age 29	Director since 2016

Mr. Browning has been a member of our Board since June 2016. Mr. Browning joined Apollo in 2014 and is a member of the Natural Resources group. Prior to joining Apollo, Mr. Browning was an investment professional at Natural Gas Partners, where he was involved in the execution and monitoring of investments in the energy sector. Previously, he worked in the Investment Banking Division at Goldman, Sachs & Co. in the Natural Resources group. Mr. Browning currently serves on the board of directors of certain private companies, including Pegasus Optimization Partners, LLC and Momentum Minerals, LLC. Mr. Browning received a BS in Chemical Engineering with Highest Honors from The University of Texas at Austin. Mr. Browning was appointed to our Board by Apollo.

We believe that Mr. Browning's energy industry experience and investment and financial expertise bring valuable expertise to our Board of Directors.

Russell E. Parker Age 41	Director since 2017

Mr. Parker has been a member of our Board since November 2017. He was the CEO of Phoenix Natural Resources LLC from March 2016 until October 2017. Prior to that time, Mr. Parker was the President of

Chief Oil & Gas LLC from March 2015 until December 2015, and prior to becoming President, was Vice President of Engineering and Operations from October 2014 until March 2015 and Vice President of Engineering from November 2012 until October 2014. From January 2001 to October 2012, Mr. Parker worked in various engineering and asset management capacities for Hilcorp Energy Company. Mr. Parker received his BS in Petroleum and Geosystems from the University of Texas at Austin where he also was recognized as an Outstanding Young Graduate of the Cockrell School of Engineering as well as Distinguished Alumnus of the Petroleum Engineering Department.

As President and CEO of our company, Mr. Parker brings to the Board a record of success in energetically implementing creative solutions to address the challenges facing oil and gas operators. With his comprehensive knowledge and understanding of our company and the E&P sector, he provides the Board with a valuable perspective on the operations of our company.

Robert C. Reeves Age 48	Director since 2017

Mr. Reeves has been a member of our Board since December 2017. He previously served as Athlon Energy's Chairman, President, and CEO since its formation in August 2010 through to its $7.1 billion sale to Encana in November 2014. Mr. Reeves was Senior Vice President, Chief Financial Officer and Treasurer of Encore Acquisition Company and Encore Energy Partners until the $4.5 billion sale of both companies to Denbury Resources Inc. in March 2010. Prior to joining Encore, Mr. Reeves served as Assistant Controller for Hugoton Energy Corporation. Since its formation in August 2015 until present, Mr. Reeves has served on the Board of Directors for privately held Incline Niobrara Partners LP, which focuses on acquiring oil and liquids-rich minerals, royalties and non-operated working interest in the DJ basin of Colorado. Since February 2015, Mr. Reeves has served as Chairman and President of Solar Soccer Club, a private 501(c)3 non-profit organization focused on youth soccer development in the Dallas-Fort Worth area. Mr. Reeves received his BS in accounting from the University of Kansas and is a Certified Public Accountant.

As the former CEO of a publicly traded E&P Company, we believe that Mr. Reeves' outstanding success in building and optimizing oil and gas companies brings valuable expertise, insight and fresh perspective to our Board. With his strong background in operations and management, he provides our Board with a unique understanding of the issues facing energy companies today.

Robert M. Tichio Age 40	Director since 2013

Mr. Tichio has been a member of our Board since September 2013. Mr. Tichio is a Partner of Riverstone Holdings LLC and joined Riverstone in 2006. Prior to joining Riverstone, Mr. Tichio was in the Principal Investment Area of Goldman Sachs, which manages the firm's private corporate equity investments. Mr. Tichio began his career at J.P. Morgan in the Mergers & Acquisitions group where he concentrated on assignments that included public company combinations, asset sales, takeover defenses and leveraged buyouts. In addition to serving on the boards of a number of Riverstone portfolio companies and their affiliates, Mr. Tichio has been a director of Centennial Resource Development, Inc. since October 2016. Mr. Tichio previously served as a member of the board of directors of Gibson Energy (TSE:GEI) from 2008 to 2013, Midstates Petroleum Company, Inc. from 2012 to 2015 and Northern Blizzard Resources Inc. from June 2011 to May 2017. He holds an MBA from Harvard Business School and a bachelor's degree from Dartmouth College. Mr. Tichio was appointed to our Board by Riverstone.

We believe Mr. Tichio's extensive energy industry background, particularly his expertise in mergers and acquisitions, brings important experience and skill to our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table provides certain information regarding the beneficial ownership of our outstanding common stock as of March 22, 2018, for:

  •
  each person or group who beneficially owns more than 5% of our common stock;

  •
  each of our directors;

  •
  each of the named executive officers in the Summary Compensation Table; and

  •
  all of our current executive officers and directors as a group.

        The percentage of ownership is based on 251,134,531 shares of common stock outstanding as of March 22, 2018.

        The amounts and percentages of common stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote and in the next paragraph, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

        Our Sponsors, as a group, continue to control a majority of our voting common stock. As a result, we qualify as a "controlled company" under the NYSE rules. However, the number of shares reflected in the table below as beneficially owned by each of the Sponsors does not include shares held by the other Sponsors that are subject to the terms of the stockholders agreement pursuant to which, among other things, the Sponsors have agreed to act together to vote for the election of each of their director nominees to the Board.

	Shares of Common Stock Beneficially Owned
	Shares	Percentage
5% Beneficial Owners
Apollo Funds (1)	112,596,207	44.9%
Riverstone (2)	31,276,726	12.5%
Access (3)	34,943,104	13.9%
KNOC (4)	31,276,726	12.5%
Directors / Nominees
Gregory A. Beard	—	—
Scott R. Browning	—	—
Alan R. Crain	49,928	*
Wilson B. Handler	—	—
John J. Hannan	—	—
J. Barton Kalsu	30,382	*
Rajen Mahagaokar	—	—
Robert C. Reeves	29,051	*
Giljoon Sinn	—	—
Robert M. Tichio	—	—
Donald A. Wagner	—	—
Rakesh Wilson	—	—
Named Executive Officers
Current Officers
Russell E. Parker	188,679	*
Kyle A. McCuen	260,546	*
Raymond J. Ambrose	150,943	*
Chad D. England	150,943	*
Former Officers
Brent J. Smolik (5)	2,402,427	*
Dane E. Whitehead	—	—
Clayton A. Carrell (5)	918,387	*
Marguerite N. Woung-Chapman	—	—
Current directors and executive officers as a group (17 persons)	969,186	*

*
Less than 1%.

(1)
Includes shares held of record by Apollo Investment Fund VII, L.P. ("AIF VII"), Apollo Overseas Partners (Delaware 892) VII, L.P. ("AOP (Delaware 892)"), AOP VII (EPE Intermediate), L.P. ("AOP Intermediate"), Apollo Investment Fund (PB) VII, L.P. ("AIF (PB) VII"), ANRP (EPE Intermediate), L.P. ("ANRP Intermediate"), ANRP (Corp AIV), L.P. ("ANRP (Corp AIV)"), EPE Domestic Co-Investors, L.P. ("Domestic Co-Investors"), EPE Overseas Co-Investors (FC), L.P. ("Overseas Co-Investors"), EPE 892 Co-Investors I, L.P. ("Co-Investor I"), EPE 892 Co-Investors II, L.P. ("Co-Investor II"), and EPE 892 Co-Investors III, L.P. ("Co-Investor III," and together with AIF VII, AOP (Delaware 892), AOP Intermediate, AIF (PB) VII, ANRP Intermediate, ANRP (Corp AIV), Domestic Co-Investors, Overseas Co-Investors, Co-Investor I and Co-Investor II, the "Apollo Funds"). Apollo Management VII, L.P. ("Management VII") is the manager of AIF VII, AOP (Delaware 892), AOP Intermediate and AIF (PB) VII. Apollo Commodities Management, L.P. with respect to Series I ("Commodities Management") is the manager of ANRP Intermediate and ANRP (Corp AIV). EPE Acquisition Holdings, LLC ("Acquisition Holdings") is the general partner of Domestic Co-Investors, Overseas Co-Investors, Co-Investor I, Co-Investor II and

  Co-Investor III. Management VII and Commodities Management are the members and managers of Acquisition Holdings. AIF VII Management, LLC ("AIF VII LLC") is the general partner of Management VII. Apollo Management, L.P. ("Apollo Management") is the sole member-manager of AIF VII LLC. Apollo Management GP, LLC ("Management GP") is the general partner of Apollo Management. Apollo Commodities Management GP, LLC ("Commodities GP") is the general partner of Commodities Management. Apollo Management Holdings, L.P. ("Management Holdings") is the sole member and manager of Management GP and of Commodities GP. Apollo Management Holdings GP, LLC ("Management Holdings GP") is the general partner of Management Holdings. Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, and as such may be deemed to have voting and dispositive control of the shares of stock held of record by the Apollo Funds. The address of each of ANRP Intermediate, ANRP (Corp AIV), AIF VII, AOP (Delaware 892), AOP Intermediate, AIF (PB) VII, Domestic Co-Investors, Co-Investor I, Co-Investor II and Co-Investor III is One Manhattanville Road, Suite 201, Purchase, New York 10577. The address of Overseas Co-Investors is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Street, George Town, Grand Cayman KY1-9005, Cayman Islands. The address of Commodities Management, Commodities GP, Acquisition Holdings, Management VII, AIF VII LLC, Apollo Management, Management GP, Management Holdings and Management Holdings GP, and Messrs. Black, Harris and Rowan, is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(2)
Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. are the record holders of 19,942,040 shares of common stock and 11,334,686 shares of common stock, respectively. Riverstone Energy Partners V, L.P. is the general partner of each of Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. Riverstone Energy GP V, LLC is the general partner of Riverstone Energy Partners V, L.P. Riverstone Energy GP V, LLC is managed by a managing committee that includes seven individuals: Pierre F. Lapeyre, Jr., David M. Leuschen, James T. Hackett, N. John Lancaster, E. Bartow Jones, Baran Tekkora and Robert M. Tichio. These individuals, as the members of the managing committee of Riverstone Energy GP V, LLC, may be deemed to share beneficial ownership of the shares of common stock owned of record by Riverstone V Everest Holdings, L.P. and Riverstone V FT Corp Holdings, L.P. These individuals expressly disclaim any such beneficial ownership. The business address for each of the persons named in this footnote is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(3)
Represents beneficial ownership attributable to record ownership of 31,276,726 shares of common stock by Texas Oil & Gas Holdings LLC ("TOGH"). Each of RSB Limited ("RSB"), Access Industries Management, LLC ("AIM") and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by TOGH. RSB holds a majority of the outstanding voting interests in TOGH and, as a result, may be deemed to share voting and investment power over the shares of common stock held directly by TOGH. AIM and Len Blavatnik control or own a majority of the outstanding voting interests in entities that directly or indirectly control RSB and Len Blavatnik controls AIM. As a result, AIM and Len Blavatnik may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH and RSB. Because of their relationships with TOGH, RSB, AIM and Len Blavatnik, each of AI Energy Holding LLC ("AI Energy"), Altep 2014 L.P. ("Altep 2014") and AI Altep Holdings, Inc. ("AI Altep") may be deemed to share voting and investment power over the shares of common stock beneficially owned by TOGH, RSB, AIM and Len Blavatnik. Each of RSB, AIM, AI Energy, Altep 2014, AI Altep and Len Blavatnik, and each of their affiliated entities and the officers, partners, members, and managers thereof, other than TOGH, disclaims beneficial ownership of the shares held by TOGH.

Also represents beneficial ownership of 3,556,387 shares of common stock held directly by AI Energy. Each of AIM and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by AI Energy. AIM controls AI Energy and, as a result, may be deemed to share voting and investment power over the shares beneficially owned by AI Energy. Len Blavatnik controls AIM and, as a result, may be deemed to share voting and investment power over the shares of common stock beneficially owned by AI Energy. Because of their relationships with AI Energy, AIM and Len Blavatnik, each of TOGH, RSB, Altep 2014 and AI Altep may be deemed to share voting and investment power over the shares of common stock beneficially owned by AI Energy, AIM and Len Blavatnik. Each of TOGH, RSB, AIM, Altep 2014, AI Altep and Len Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, other than AI Energy, disclaims beneficial ownership of the shares held by AI Energy.

  Also represents beneficial ownership of 109,991 shares of common stock held directly by Altep 2014. Each of AI Altep and Len Blavatnik may be deemed to beneficially own the shares of common stock held directly by Altep 2014. AI Altep is the general partner of Altep 2014 and, as a result, may be deemed to have voting and investment power over the shares owned directly by Altep 2014. Len Blavatnik controls AI Altep and, as a result, may be deemed to share voting and investment power over the shares of common stock held by Altep 2014. Because of their relationships with Altep 2014, AI Altep and Len Blavatnik, each of TOGH, RSB, AIM and AI Energy may be deemed to share voting and investment power over the shares of common stock beneficially owned by Altep 2014, AI Altep and Len Blavatnik. Each of TOGH, RSB, AIM, AI Energy, AI Altep and Len Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, other than Altep 2014, disclaims beneficial ownership of the shares held by Altep 2014.

  The address for TOGH, RSB, AIM, AI Energy, Altep 2014, AI Altep and Len Blavatnik is c/o Access Industries, Inc., 730 Fifth Avenue, 20th Floor, New York, NY 10019.

(4)
Represents 31,276,726 shares of our common stock owned by KNOC, the state-owned oil and gas company of the Republic of Korea. Jae Woong Lee, Seung Kook Lee, Byung Chan Moon, Byung Og Ahn, Hag Yong Sung, Woon Wha Park, Bo Hyun Chon, Yong Seuk Kim, Tae Young Kim, Dong Hwan Kim, as directors of KNOC (collectively, the "KNOC Directors" and each, a "KNOC Director"), exercise investment and voting power with respect to the shares of common stock owned by KNOC. Based on the foregoing relationships, each of the KNOC Directors may be deemed to be the beneficial owners of the shares of common stock owned by KNOC. Each KNOC Director disclaims beneficial ownership of such shares of common stock except to the extent of his or her pecuniary interest therein. KNOC's business address is 305, Jongga-ro, Jung-gu, Ulsan, Korea 681-816.

(5)
Represents our latest available data, which does not reflect ownership transactions subsequent to their separation of employment as no additional information has been voluntarily reported to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, certain officers and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in ownership with the SEC. Directors, officers and beneficial owners of more than 10% of our equity securities are also required by SEC regulations to furnish us with copies of all such reports that they file. Based on our review of copies of such forms provided to us, as well as written representations that no other reports were required, we believe that all filing requirements were timely complied with during 2017.

COMPENSATION DISCUSSION AND ANALYSIS

        This compensation discussion and analysis, or CD&A, explains our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for the executive officers identified as named executive officers in the Summary Compensation Table on page 48. They include the following individuals:

Current Officers	Title
Russell E. Parker	President and Chief Executive Officer
Kyle A. McCuen	Senior Vice President, Chief Financial Officer and Treasurer
Raymond J. Ambrose	Senior Vice President, Engineering and Subsurface
Chad D. England	Senior Vice President, Operations

Former Officers	Title
Brent J. Smolik (1)	Former Chairman, President and Chief Executive Officer
Dane E. Whitehead (2)	Former Executive Vice President and Chief Financial Officer
Clayton A. Carrell (1)	Former Executive Vice President and Chief Operating Officer
Marguerite N. Woung-Chapman (1)	Former Senior Vice President, General Counsel and Corporate Secretary

(1)
Messrs. Smolik, Carrell and Ms. Woung-Chapman departed the company in November 2017 in connection with a change in senior leadership. Under each of their respective employment agreements, the departures were treated as a termination by the company without "cause."

(2)
Mr. Whitehead voluntarily resigned from the company in March 2017.

        The discussion is divided into the following sections:

    I.
    Executive Summary

    II.
    Setting Executive Officer Compensation

    III.
    Elements of Total Compensation Program

    IV.
    2017 Compensation Decisions

    V.
    Other Compensation Matters

I.    Executive Summary

  Management Change

        In November 2017, we announced a change in senior leadership with Russell E. Parker joining the company and becoming our President and Chief Executive Officer. Mr. Parker was chosen to lead a new streamlined management structure, including new team leaders Raymond J. Ambrose, Senior Vice President Engineering and Subsurface, and Chad D. England, Senior Vice President Operations, along with current Chief Financial Officer Kyle A. McCuen. In connection with the leadership change, the majority of the prior management team, including Brent J. Smolik, Clayton A. Carrell, Marguerite N. Woung-Chapman and Joan Gallagher, among others, departed the organization. The change in senior leadership was a move from an asset-based to a function-based organization. This new structure enables greater flexibility in allocating capital and resources to specific assets, while continuing the company's focus on cost reduction and efficiencies. It also brings in a dynamic team with a record of success in implementing creative solutions to the challenges facing oil and gas companies. The Board of Directors believes the recent senior leadership change will position the Company for long-term success.

  Compensation Program Philosophy and Governance Practices

        In connection with the senior leadership change, our board reemphasized its commitment to pay-for-performance compensation packages. A significant portion of each of our current executive's total compensation is at risk and dependent upon our company's achievement of specific, measurable performance goals. Our annual incentive plan uses a balanced approach of financial and operational goals to encourage executives to execute on short-term goals that generate long-term value. In addition, our long-term incentive program is designed to reward significant and sustained stock price appreciation over a multi-year performance period. The framework of our executive compensation program, which incorporates what we believe are top governance practices, is set forth below:

We Do	We Do Not

✓

base a majority of total target compensation on performance and stock price appreciation incentives

✓

link annual cash incentives to achievement of pre-established financial and operational goals

✓

cap annual cash incentive opportunities for each executive officer

✓

utilize performance share units as the primary component of each executive officer's long-term incentive grant, the payout of which is entirely dependent upon the achievement of specified stock price goals over a four-year performance period

✓

no payouts on performance share units if stock price does not reach threshold level of $5.00 during performance period

✓

evaluate the risk of our compensation programs

✓

require executive officers and independent directors to hold EPE stock through stock ownership guidelines and LTI awards with post-settlement transfer restrictions

✓

prohibit executive officers and directors from pledging or hedging shares of our stock

✓

have a clawback policy that applies to our executive officers and others selected by the Board

✓

require double-trigger vesting upon a change in control for equity acceleration

✓

retain an independent compensation consultant to advise the Compensation Committee on compensation matters

✓

conduct annual "say on pay" advisory votes

✗

offer significant perquisites (no club memberships, car allowances or personal aircraft usage)

✗

provide tax gross-ups

✗

have special retirement programs or accelerate equity awards upon retirement

✗

guarantee bonuses

✗

permit repricing of stock options without stockholder approval

✗

permit hedging transactions or short sales by executive officers or directors

✗

provide pension or supplemental executive retirement (SERP) benefits

✗

provide single-trigger equity vest upon a change in control

✗

incentivize excessive risk-taking in our compensation programs

✗

provide excessive severance arrangements

  Say on Pay Vote Results

        The non-binding advisory proposal regarding compensation of our named executive officers submitted to stockholders at our 2017 Annual Meeting was approved by over 99% of the votes cast. We believe this favorable outcome is evidence of our stockholders' support of our executive compensation program and the Compensation Committee's decisions. In connection with the senior leadership change in late 2017, the committee made a material change to the structure of our compensation programs by incorporating performance share units as the primary component of the company's long-term incentive program. The performance share units are a one-time grant over a four-year performance period, the payout on which depends entirely upon achievement of specified stock price goals over a four-year performance period, with no payout unless the stock trades at or above $5.00 for a 90-day period. In addition, the performance share units are subject to time-based vesting conditions and post-settlement transfer restrictions. This change was done to create a greater focus on long-term stock price appreciation and shareholder alignment. The Compensation Committee will continue to consider the outcome of the company's say on pay votes when conducting its regular practice of evaluating the program and making future compensation decisions for the named executive officers.

  Executive Compensation Highlights

        Total compensation for each of our named executive officers is shown in the Summary Compensation Table on page 48. While we describe our executive compensation programs and relevant decisions in greater detail in this CD&A, actions the Compensation Committee took in 2017 in relation to our named executive officers are highlighted below:

  •
  Base Salary.  Base salary levels for the new management team were established by the Compensation Committee in November 2017 as part of their negotiated employment agreements and are lower than the base salary levels of the prior management team. In addition, Mr. McCuen, who served as interim Chief Financial Officer throughout 2017 until his designation as Chief Financial Officer in January 2018, did not receive a base salary increase in 2017. Former executive Marguerite N. Woung-Chapman was awarded a modest salary increase in early 2017 based on market competitive data for her role.

  •
  Cash Incentive Awards for 2017 Performance.  Although the Compensation Committee approved financial and operational performance metrics in early 2017 for annual cash incentive awards (the "2017 scorecard"), the 2017 scorecard did not play a meaningful role in executive compensation decisions in 2017. Members of the new management team, including Messrs. Parker, Ambrose and England, did not receive an annual cash incentive for 2017 performance due to the timing of their hire in November 2017. Likewise, members of the former officer team did not receive annual cash incentives for 2017 performance due to their departures in November 2017. Mr. McCuen, who served as interim Chief Financial Officer for the majority of 2017 and became Chief Financial Officer in January 2018 was awarded an incentive award for 2017 performance in light of his performance and contributions during 2017, with such award made in the form of restricted stock which vests over a four-year period.

  •
  Long-Term Incentive Awards in 2017.  Members of the new management team were granted an employment inducement award of performance share units and time-based restricted stock in connection with their hire in November 2017. The awards were designed to create a strong focus on absolute multi-year stock price growth and to provide significant upside in the event of sustained stock appreciation, while limiting shareholder dilution if stock price hurdles are not met. In addition, Mr. McCuen and members of the former officer team were granted performance units and time-based restricted stock in March 2017. In contrast to the performance share units granted to the new management team in late 2017, the performance units granted in March 2017 will settle based on relative total stockholder return ("TSR") results over the performance period. Equity awards issued to the former officer team in March 2017 were generally forfeited in connection with their departure in November 2017. Below is a description of the general terms of the performance share units granted to the new management team and the legacy performance units grants to Mr. McCuen and the former officer team.

        o
        Performance share units granted in November 2017 represent a contractual right to receive shares of common stock if certain stock price hurdles are met over a four-year performance period (November 1, 2017-October 31, 2021). Any shares earned pursuant to performance share units will be issued over the fourth (20%), fifth (20%) and sixth (60%) years following the grant date, but are subject to certain transfer restrictions unless certain conditions are satisfied. If a $5.00 stock price hurdle is not met over the performance period, no payouts will occur.

        o
        Performance units granted in March 2017 incorporate a three-year performance period (January 1, 2017-December 31, 2019) and settle in cash or stock based on the relative TSR results for the performance period.

  •
  Severance for Departing Officers.  Members of the former officer team who departed the company in November 2017, including Messrs. Smolik and Carrell and Ms. Woung-Chapman, were paid severance benefits in accordance with their negotiated employment agreements. Members of the new management team, including Messrs. Parker, Ambrose and England, entered into employment agreements in November 2017 that provide, among other things, for more modest severance benefits in the event of an involuntary termination without cause or termination for good reason. Those benefits equal one times annual salary payable in twelve monthly installments.

II.   SETTING EXECUTIVE OFFICER COMPENSATION

  Role of Compensation Committee

        The Compensation Committee is responsible for overseeing and approving all compensation for our CEO and those executive officers reporting directly to him. The Compensation Committee receives information and advice from its independent compensation consultant as well as from management to assist in compensation determinations.

  Role of Compensation Consultant

        The Compensation Committee has retained FW Cook as its independent compensation consultant. During 2017, FW Cook advised the committee with regard to the general compensation landscape and trends in executive and director compensation matters, including (i) competitive benchmarking, (ii) annual and long-term incentive plan design, (iii) performance metrics, and (iv) compensation risk-management. FW Cook also assisted with the design of the compensation arrangements for the new management team that joined the company in November 2017. FW Cook is an independent compensation consulting firm and provides no services to us other than the executive compensation consulting services provided to the committee.

  Role of Management in Determining Executive Compensation

        While the Compensation Committee is responsible for approving and monitoring all compensation for our named executive officers, management plays a supporting role in determining executive compensation. At the Compensation Committee's request, management recommends appropriate financial and operational performance goals for annual incentive awards, which the Committee considers in establishing the scorecard. Management works with the Compensation Committee to establish the agenda and prepare meeting information for each Compensation Committee meeting. In addition, our

CEO assists the Compensation Committee by providing his evaluation of the performance of the executive officers who report to him and recommends compensation levels for such officers.

III. ELEMENTS OF TOTAL COMPENSATION PROGRAM

        The table below summarizes the elements of EP Energy's 2017 executive compensation program.

Compensation Element	Objective	Key Features
Base Salary	To provide a minimum, fixed level cash compensation	Reviewed annually; no increases made to current executives in 2017

Annual Cash Incentive Awards	To motivate and reward named executive officers' contributions to achievement of pre-established performance goals, as well as individual performance
Target bonus opportunity established for each named executive officer; actual bonus payable from 0% to 200% of target

Paid after year end once the Compensation Committee has determined company performance relative to pre-established performance goals and individual performance

No annual cash incentive awards for 2017 performance were paid to the new management team or the departing officers; CFO received restricted stock award in lieu of cash incentive for 2017 performance

Compensation Element	Objective	Key Features
Long-Term Incentive Awards	To reward stock price appreciation, align pay with performance, and provide a retention element	New Management Team

Performance share units

•

four year performance period

•

settled in stock if stock price hurdles met during the performance period

•

upside potential for high end stock performance

•

no payout if stock price does not trade at or above $5.00

•

settled in years 4 (20%), 5 (20%) and 6 (60%)

Restricted stock

•

grant with 4-year ratable vesting

Former Management Team

Performance units

•

three year performance period

•

each unit with value $0-$200, payout dependent upon company's relative TSR results

•

may be either cash or stock settled at election of the Compensation Committee

•

payout capped at 100% of target if company TSR is negative for the performance period, regardless of relative ranking

Restricted stock

•

grant with 3-year ratable vesting

Compensation Element	Objective	Key Features
Qualified 401(k) Plan	To provide retirement savings in a tax-efficient manner	Retirement benefits are provided under the following qualified plan:

401(k) Retirement Plan

•

401(k) plan covering all employees

•

company contributes an amount equal to 100% of each participant's voluntary contributions under the plan, up to a maximum of 6% of eligible compensation (based on IRS limits)

•

company contributes an additional "retirement contribution" equal to 5% of each participant's eligible compensation annually (based on IRS limits)

Health & Welfare Benefits	To provide reasonable health and welfare benefits to executives and their dependents and promote healthy living	Health and welfare benefits available to all employees, including medical, dental, vision and disability coverage

Named executive officers also participate in our Senior Executive Survivor Benefits Plan

Senior Executive Survivor Benefits Plan:

•

provides executive officers (SVP and above) with survivor benefit coverage in lieu of the coverage provided generally to employees under our group life insurance plan in the event of a named executive officer's death

•

amount of survivor benefit is 2 1/2 times the executive officer's annual salary

Compensation Element	Objective	Key Features
Severance	To provide a measure of financial security in the event an executive's employment is terminated without cause or for good reason	Severance payable in the event of an executive's involuntary termination of employment without cause or termination by the executive for "good reason," as set forth under the terms of the executive's employment agreement.

Committee curtailed severance benefits in connection with hire of new management team.

Benefits include:

New Management Team

•

1X annual salary paid in 12 monthly installments

Former Management Team

•

3X sum of annual salary + target bonus for Mr. Smolik; 2X sum of annual salary + target bonus for other named executive officers

•

pro-rata bonus for year in which termination occurs

•

36 months of benefits continuation for Mr. Smolik; 24 months for other named executive officers

No severance is payable in the event an executive is terminated for cause.

IV.  2017 COMPENSATION DECISIONS

  2017 Annual Base Salaries and 2017 Target Bonus Opportunities

        We are party to employment agreements with each of our current named executive officers. We entered into employment agreements with Messrs. Parker, Ambrose and England in connection with their hire in November 2017. In addition, we entered into an employment agreement with Mr. McCuen in May 2012. The employment agreements provide for, among other things, base salaries and annual performance bonus targets. Messrs. Parker, Ambrose and England were not eligible for performance bonuses for 2017 due to the timing of their hire in November 2017.

        With respect to our former officers, at its February 2017 meeting, the Compensation Committee determined it would be appropriate to continue the freeze of base salaries that was implemented in 2015, with the exception of an ~10% increase in Ms. Woung-Chapman's base salary in light of her performance and market benchmarking data. In addition, the committee increased the 2017 bonus targets for Mr. Smolik and Ms. Woung-Chapman, although neither were awarded performance bonuses for 2017 due to the timing of their departure.

        The following tables set forth the base salaries and annual target bonus opportunities for our current and former executive officers for 2017.

2017 Annual Base Salaries and
Target Bonus Opportunities

Current Officers

Name	Base Salary ($)	Target Bonus Opportunity (% of salary)
Russell E. Parker	500,000	100%
Kyle A. McCuen (1)	308,700	45%
Raymond J. Ambrose	400,000	75%
Chad D. England	400,000	75%

(1)
Mr. McCuen's base salary and target bonus opportunity were increased on January 1, 2018 in connection with his appointment as Chief Financial Officer. His 2018 base salary is $350,000 and his target bonus opportunity for 2018 is 75% of base salary.

Former Officers

Name	Base Salary ($)	Target Bonus Opportunity (% of salary)
Brent J. Smolik	865,000	120%
Dane E. Whitehead	466,000	100%
Clayton A. Carrell	485,000	100%
Marguerite N. Woung-Chapman	425,000	80%

  Annual Cash Incentive Awards for 2017 Performance

        In early 2017, the Compensation Committee approved our 2017 scorecard for use in determining 2017 performance-based cash incentive awards. However, the 2017 scorecard did not play a meaningful role in executive compensation decisions in 2017 due to the management change. Members of the new management team, including Messrs. Parker, Ambrose and England, did not receive an annual cash incentive for 2017 performance due to the timing of their hire in November 2017. Likewise, members of the former officer team, including Messrs. Smolik and Carrell and Ms. Woung-Chapman did not receive annual cash incentives for 2017 performance due to their departure in November 2017. Mr. Whitehead, who departed the organization in early 2017, likewise did not receive an annual cash incentive for 2017 performance. Mr. McCuen, who served as interim Chief Financial Officer for the majority of 2017 and became Chief Financial Officer in January 2018, was the only named executive officer who received an annual incentive award. The Compensation Committee approved the award for Mr. McCuen for 2017 performance in light of his strong performance and contributions during 2017, which included leading the organization as interim chief financial officer. The committee approved the annual incentive for Mr. McCuen in the form of 50% cash and 50% restricted stock, but offered Mr. McCuen the option to receive the cash portion in restricted stock as well at his election. Mr. McCuen elected to receive the cash portion of his annual incentive in the form of restricted stock, resulting in his entire annual incentive being awarded as restricted stock. The value of Mr. McCuen's award was $166,700, which was converted into shares of restricted stock using the 10-day average closing price of our common stock up to and including the grant date. The restricted stock award was issued on March 15, 2018, with four-year ratable vesting.

  2017 Long-Term Incentive Awards

        We maintain our 2014 Omnibus Incentive Plan, or omnibus plan, pursuant to which various types of long-term incentives may be granted. Participation in the omnibus plan is limited to those officers and employees who are in a position to contribute meaningfully to our long-term growth and profitability. The omnibus plan is administered by the Compensation Committee, and the committee is authorized to make all grants of long-term incentive awards, as well as to make decisions and interpretations required to administer the plan.

        In addition, in connection with the management change, our Board adopted our Employment Inducement Plan, or inducement plan, pursuant to which performance share units and restricted stock awards were issued to members of the new management team. The inducement plan was adopted by the Board without stockholder approval pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08. Awards under the inducement plan may only be granted to an individual, as a material inducement to such individual to enter into employment with us, who (i) has not previously been an employee of us or our affiliates or (ii) is rehired following a bona fide period of non-employment with us and our affiliates.

        Long-term incentive awards have historically been approved and granted on an annual cycle, typically in the first quarter of each year. However, in connection with the management change in November 2017, Messrs. Parker, Ambrose and England were awarded employment inducement equity grants comprised of performance share units and restricted stock. These grants were front-loaded and absent changed circumstances are intended to be the only long-term incentive award made to such individuals through the end of the four-year performance period ending in 2023.

        Performance share units granted in November 2017 represent a contractual right to receive shares of common stock if certain stock price hurdles are met over a four-year performance period. Any shares earned pursuant to performance share units will be settled upon the fourth (20%), fifth (20%) and sixth (60%) years following the grant date, but are subject to certain transfer restrictions unless certain conditions are satisfied. If a $5.00 stock price hurdle is not met over the performance period, no payouts will occur.

        The following table reflects the settlement value of each of the performance share units issued to members of the new management team based on stock price hurdles:

Average Stock Price (90-day average)		PSUs Earned (% of target)
Below Threshold	Less than $5.00	0.00%
Threshold	At least $5.00, but less than $6.00	100.00%
	At least $6.00, but less than $7.00	125.00%
	At least $7.00, but less than $8.00	178.57%
	At least $8.00, but less than $9.00	312.50%
	At least $9.00, but less than $10.00	416.67%
	At least $10.00, but less than $11.00	500.00%
	At least $11.00, but less than $12.00	500.00%
	At least $12.00, but less than $13.00	833.33%
	At least $13.00, but less than $14.00	833.33%
Maximum	$14.00 or greater	1,041.67%

        The following table illustrates the number of performance share units and shares of restricted stock that were awarded to Messrs. Parker, Ambrose and England in November 2017.

2017 Long-Term Incentive Awards — New Management Team

Name	Performance Share Units (#)	Restricted Stock (#) (1)
Russell E. Parker	240,000	188,679
Raymond J. Ambrose	168,000	150,943
Chad D. England	168,000	150,943

(1)
Shares vest ratably over four years.

        In addition to the awards issued to the new management team in November 2017, the Compensation Committee approved long-term incentive awards to Mr. McCuen and the former officers in early 2017. Awards made by the Compensation Committee to such individuals in 2017 were made in an approximate 70/30 combination of time-based restricted stock and performance units with a three-year performance period. Each performance unit has a target value of $100, and upon vesting, the value will range from $0-200 based on our TSR over the applicable performance period compared with the TSR of our performance peer group. The performance units may be either stock or cash-settled at the discretion of the Compensation Committee.

        The following table reflects the payout value of the performance units at the end of the three-year performance period based on our TSR performance during such period as compared with our peer group:

Performance Units — Determination of Value

Relative TSR Position Compared to Peer Group (1)	Value of Performance Unit

Below 25th Percentile	$0
25th Percentile	$50
50th Percentile	$100
75th Percentile or Higher	$200

(1)
Peer companies include Carrizo Oil & Gas Inc., Cimarex Energy Co., Concho Resources, Inc., Continental Resources, Inc., Denbury Resources Inc., Energen Corp., Laredo Petroleum, Inc., Newfield Exploration Co., Oasis Petroleum Inc., PDC Energy, Inc., Pioneer Natural Resources Co., QEP Resources, Inc., SM Energy Company and Whiting Petroleum Corp.

        If our TSR ranking at the end of the performance period is between the stated percentage levels set forth in the table above, the value of the performance units earned will be interpolated between the value levels. However, if the absolute TSR for the company is negative (i.e., without comparison to the TSR of the peer group) during the relevant performance period, the maximum value of each performance until will be limited to a target value of $100.

        The Compensation Committee approved the grant value of Mr. McCuen and the former officers' long-term incentive awards and conversion methodology in early 2017, with a grant date of March 16, 2017. The following table highlights each such officer's 2017 long-term incentive grant value.

2017 Long-Term Incentive Awards

Name — Current Officer	2017 Long-Term Incentive Grant Value (1) ($)
Kyle A. McCuen	400,000
Name — Former Officers
Brent J. Smolik (2)	5,400,000
Dane E. Whitehead (3)	—
Clayton A. Carrell (2)	2,400,000
Marguerite N. Woung-Chapman (2)	1,450,000

(1)
Value converted into an approximate 70/30 combination of restricted stock and performance units. We used a 10-day average of the closing sales price of our common stock immediately prior to and including the grant date, March 16, 2017, to convert the 70% of the grant value into restricted stock. The 10-day average closing share price over this measurement period was $4.36. We used the target unit price of $100 to convert the other 30% of the grant value into performance units.

(2)
In connection with their termination in November 2017, Messrs. Smolik and Carrell and Ms. Woung-Chapman forfeited their 2017 grant of restricted stock in full. Performance units granted in 2017 pro-rata vested based on the period of time completed during the performance period (11 of 36 months).

(3)
No 2017 long-term incentive awards were made to Mr. Whitehead.

        The long term incentive awards awarded in November 2017 and March 2017 to our current and former named executive officers are reflected in the Grants of Plan-Based Awards Table.

V.    Other Compensation Matters

  Stock Ownership Requirements

        We adopted stock ownership guidelines to emphasize our commitment to senior management and independent director stock ownership. These stock ownership guidelines are designed to emphasize stock ownership and to further align the interest of our executive officers and directors with our stockholders. These requirements are as follows:

Position	Minimum Aggregate Value
Chief Executive Officer	5X base salary
Other Named Executive Officers	2X base salary
Independent Directors	5X cash retainer

        Each executive officer and independent director is required to meet the ownership threshold within five years of his or her election as an executive officer or director (or from the date of adoption of this policy, whichever is later).

  Clawback Policy

        We have a clawback policy that applies to our executive officers and other individuals designated by our Board. Under the policy, if it is determined that a covered employee engaged in fraud, misconduct or a violation of company policy that causes us to restate our reported financial or operating results due to material non-compliance with financial reporting requirements, the Board will review the incentive compensation paid, granted, vested or accrued to such employee during the three fiscal years prior to the date of such restatement. To the extent practicable and as permitted by applicable law, the Board will determine, in its discretion, whether to seek to recover or cancel the difference between any incentive compensation paid during the three years preceding such restatement that was based on having met or exceeded performance targets that would not have been met based upon the restated financial or operational results and the incentive compensation that would have been paid or granted to the covered employee or the incentive compensation in which the covered employee would have vested had the actual payment, granting or vesting been calculated based on the restated financial or operational results.

  Policy on Hedging and Pledging of Company Securities

        We have a robust anti-hedging policy that prohibits employees and non-employee directors from engaging in any kind of hedging transaction that seeks to reduce or limit that person's economic risk associated with his or her ownership in EP Energy securities, which includes short-selling or the purchase or sale of puts, calls, options or other derivative securities based on the company's securities.

        In addition, our executives and non-employee directors are prohibited from holding EP Energy securities in a margin account or otherwise entering into any pledge arrangement that, in either case, would permit a third party to sell EP Energy securities without the individual's consent or knowledge.

  Compensation Risk Assessment

        In connection with the management change in November 2017, the Compensation Committee requested FW Cook to perform a risk assessment of our company's incentive compensation arrangements for all employees, including the programs for our new executive officers. Based on its review, FW Cook concluded the company's compensation programs do not motivate undue risk and that the compensation policies and practices are not reasonably likely to have a material adverse effect on the company. See

"Compensation Policies and Practices as they Relate to Risk Management" on page 61 of this proxy statement for additional detail regarding the compensation risk assessment.

  162(m) IPO transition

        Section 162(m) of the Internal Revenue Code imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the CEO and the three other highest compensated executive officers of the company, not including the CFO. However, the company is currently eligible for a post-IPO transition rule under which amounts paid under our 2014 Omnibus Incentive Plan, including annual cash incentive awards and long-term incentive equity grants, are exempt from the deduction limitations of Section 162(m) until the earliest of (1) the expiration of the plan, (2) a material modification of the plan, (3) the issuance of all the stock or other compensation reserved under the plan, and (4) the first annual stockholders meeting that takes place after the close of the third calendar year following the calendar year in which the IPO occurred. The transition rule will expire in connection with the Annual Meeting.

        Prior to 2018, there was an exception to the $1 million deduction limit for qualified performance-based compensation. Tax legislation enacted on December 22, 2017 repealed this exception for performance-based compensation and expanded the employees covered by Section 162(m). As a result, beginning in 2018 all compensation (other than amounts subject to the post-IPO transition rule) in excess of $1 million paid to our NEOs, including the CFO and certain former NEOs, will not be deductible. While the Compensation Committee may consider the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the company for tax purposes.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE Gregory A. Beard, Chairman Scott R. Browning Alan R. Crain Wilson B. Handler J. Barton Kalsu Giljoon Sinn Robert M. Tichio Donald A. Wagner Rakesh Wilson

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position — Current Officers	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Russell E. Parker	2017	83,333	—	3,753,207	—	—		—	5,417	3,841,957
President and Chief Executive Officer
Kyle A. McCuen	2017	308,700	—	274,862	—	166,700	(3)	—	29,700	779,962
Senior Vice President, Chief Financial Officer and Treasurer
Raymond J. Ambrose	2017	66,667	—	2,678,565	—	—		—	6,333	2,751,565
Senior Vice President, Engineering and Subsurface
Chad D. England	2017	66,667	—	2,678,565	—	—		—	6,333	2,751,565
Senior Vice President, Operations

Name and Principal Position — Former Officers
Brent J. Smolik	2017	756,875	—	3,710,640	—	—	—	6,666,722	11,134,237
Former Chairman, President	2016	865,000	—	3,232,613	—	2,639,280	—	49,034	6,785,927
and Chief Executive Officer	2015	865,000	—	5,005,130	—	865,000	—	48,226	6,783,356
Dane E. Whitehead	2017	81,251	—	—	—	—	—	28,367	109,618
Former Executive Vice	2016	466,000	—	1,436,719	—	—	—	49,357	1,952,076
President and Chief Financial Officer	2015	466,000	—	2,224,505	—	466,000	—	48,405	3,204,910
Clayton A. Carrell	2017	424,375	—	1,649,174	—	—	—	2,457,575	4,531,124
Former Executive Vice	2016	485,000	—	1,436,719	—	1,384,680	—	49,592	3,355,991
President and Chief Operating Officer	2015	485,000	—	2,224,505	—	485,000	—	48,490	3,242,995
Marguerite N. Woung-Chapman	2017	367,125	—	996,375	—	—	—	1,898,938	3,262,438
Former Senior Vice President,	2016	387,000	—	868,014	—	762,527	—	49,480	2,067,021
General Counsel & Corporate Secretary	2015	387,000	—	1,343,966	—	270,900	—	48,179	2,050,045

(1)
The amount in this column for 2017 for Messrs. Parker, Ambrose and England reflects the aggregate grant date fair value of the performance share units and restricted stock awards granted to each named executive officer under the company's Employment Inducement Plan computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation — Stock Compensation" ("FASB ASC Topic 718"). The amount in this column for 2017 for Messrs. McCuen, Smolik and Carrell and Ms. Woung-Chapman reflects the aggregate grate date fair value of the restricted stock awards granted to each officer under the company's 2014 Omnibus Incentive Plan computed in accordance with FASB ASC Topic 718. The grant date fair value used to calculate these amounts is the same as that used for our long-term incentive compensation disclosure in Note 10 to our financial statements included in our 2017 Annual Report on Form 10-K filed with the SEC on March 2, 2018. The restricted stock awards granted in 2017 to Messrs. Smolik and Carrell and Ms. Woung-Chapman were forfeited in full in connection with their departure in November 2017.

(2)
The compensation reflected in the "All Other Compensation" column for 2017 for our named executive officers includes items listed in the table immediately following these footnotes.

(3)
Mr. McCuen's annual cash incentive award for 2017 performance was paid in the form of restricted stock, granted on March 15, 2018, which vests ratably over four years.

 All Other Compensation included in the Summary Compensation Table for 2017

Name — Current Officers	Company Contributions to the 401(k) Retirement Plan ($)	Annual Executive Physicals ($)(A)	Financial and Tax Planning ($)(B)	Severance Pay ($)(C)	Accrued but Unused Vacation ($)	Total ($)
Russell E. Parker	5,417	—	—	—	—	5,417
Kyle A. McCuen	29,700	—	—	—	—	29,700
Raymond J. Ambrose	6,333	—	—	—	—	6,333
Chad D. England	6,333	—	—	—	—	6,333

Name — Former Officers
Brent A. Smolik	29,700	1,375	19,463	6,616,184	—	6,666,722
Dane E. Whitehead	10,515	—	3,514	—	14,338	28,367
Clayton A. Carrell	29,700	1,185	19,909	2,363,877	42,904	2,457,575
Marguerite N. Woung-Chapman	29,700	965	19,463	1,827,151	21,659	1,898,938

(A)
The amounts in this column reflect our cost for executive officer annual physicals.

(B)
The amounts in this column reflect the cost for financial and tax planning assistance we provided to our named executive officers. This amount is imputed as income and no tax gross-up is provided.

(C)
Reflects severance amounts paid to Messrs. Smolik and Carrell and Ms. Woung-Chapman pursuant to the terms of their respective employment agreements.

Grants of Plan-Based Awards
During the Year Ended December 31, 2017

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)
										Grant Date Fair Value of Stock Awards ($) (4)
Name — Current Officers	Grant Date	Date of Compensation Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Russell E. Parker
Short-Term Incentive (5)	N/A	N/A	—	—	—
Performance Share Units	11/01/2017	10/30/2017				—	240,000	2,500,000		3,240,000
Restricted Stock	11/01/2017	10/30/2017							188,679	513,207
Kyle A. McCuen
Short-Term Incentive	N/A	N/A	69,458	138,915	277,830
Performance Units	03/16/2017	03/15/2017	60,000	120,000	240,000
Restricted Stock	03/16/2017	03/15/2017							64,220	274,862
Raymond J. Ambrose
Short-Term Incentive (5)	N/A	N/A	—	—	—
Performance Share Units	11/01/2017	10/30/2017				—	168,000	1,750,000		2,268,000
Restricted Stock	11/01/2017	10/30/2017							150,943	410,565
Chad D. England
Short-Term Incentive (5)	N/A	N/A	—	—	—
Performance Share Units	11/01/2017	10/30/2017				—	168,000	1,750,000		2,268,000
Restricted Stock	11/01/2017	10/30/2017							150,943	410,565
Name — Former Officers
Brent J. Smolik
Short-Term Incentive	N/A	N/A	519,000	1,038,000	2,076,000
Performance Units	03/16/2017	02/08/2017	810,000	1,620,000	3,240,000
Restricted Stock	03/16/2017	02/08/2017							866,972	3,710,640
Dane E. Whitehead (6)
Short-Term Incentive	N/A	N/A	233,000	466,000	932,000
Clayton A. Carrell
Short-Term Incentive	N/A	N/A	242,500	485,000	970,000
Performance Units	03/16/2017	02/08/2017	360,000	720,000	1,440,000
Restricted Stock	03/16/2017	02/08/2017							385,321	1,649,174
Marguerite N. Woung-Chapman
Short-Term Incentive	N/A	N/A	170,000	340,000	680,000
Performance Units	03/16/2017	02/08/2017	217,500	435,000	870,000
Restricted Stock	03/16/2017	02/08/2017							232,798	996,375

(1)
These columns show both (i) the potential value of the payout of the annual cash incentive bonuses for 2017 performance, and (ii) the potential value of settlement of the legacy performance units granted in 2017 if the threshold, target and maximum performance levels are achieved over the three-year performance (January 1, 2017 - December 31, 2019). The actual amount of the annual cash incentive bonuses earned for 2017 performance and the actual cash settlement of the first tranche of performance units are shown in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.

(2)
These columns show the potential payout of performance share units granted in 2017 for each applicable named executive officer if the target and maximum performance levels are achieved over the four-year performance period.

(3)
This column shows the number of shares of restricted stock granted in 2017 to the named executive officers. The shares granted to members of the new management team vest in four equal installments beginning one year from the date of grant. The shares granted to Mr. McCuen and the former officers vest in three equal annual installments beginning one year from the date of grant.

(4)
This column shows the grant date fair value of the performance share units and restricted stock computed in accordance with FASB ASC Topic 718 granted to the named executive officers during 2017.

(5)
Messrs. Parker, Ambrose and England were not eligible for cash incentive awards for 2017 performance due to the timing of their hire in November 2017.

(6)
Mr. Whitehead voluntarily resigned on March 2, 2017. He received no long-term incentive awards in 2017.

Description of Plan-Based Awards

Non-Equity Incentive Plan Awards

        The material terms of the short-term incentive bonus awards reported in the above table are described in the "Compensation Discussion and Analysis" above.

        The material terms of the performance units reported in the above table are likewise described in the "Compensation Discussion and Analysis" above.

Equity Awards

        The performance share units reflected in the above table for Messrs. Parker, Ambrose and England were approved by the Compensation Committee and granted to our named executive officers on November 1, 2017 in connection with their hire. A performance share unit represents a contractual right to receive shares of our common stock if certain conditions are met. The number of performance share units actually earned, if any, is based upon achievement of specified stock price goals over a four-year performance period. In addition, the performance share units are subject to time-based vesting conditions. Any shares earned pursuant to performance share units will be issued over the fourth, fifth and sixth years following the grant date, pursuant to the schedule set forth in the award agreement, but such shares will be subject to certain transfer restrictions unless certain conditions are satisfied. The grant date fair value per unit for the performance share units granted on November 1, 2017 was $13.50.

        The restricted stock awards reflected in the above table for Messrs. Parker, Ambrose and England are shares of restricted stock which were approved by the Compensation Committee and granted to our named executive officers on November 1, 2017 in connection with their hire. The grant date fair value per share for the restricted stock awards granted on November 1, 2017 was $2.72. Both performance share units and restricted stock awards for Messrs. Parker, Ambrose and England were granted under our Employment Inducement Plan.

        The restricted stock awards reflected in the above table for Messrs. McCuen, Smolik and Carrell and Ms. Woung-Chapman are shares of restricted stock which were approved by the Compensation Committee and granted to our named executive officers on March 16, 2017. The equity awards were granted under our 2014 Omnibus Incentive Plan. The grant date fair value per share for the restricted stock awards granted on March 16, 2017 was $4.28.

Employment Agreements

        As discussed in the "Compensation Discussion and Analysis," we entered into employment agreements with members of our new management team on November 1, 2017. The employment agreements have an initial four-year term, but the term of each agreement will be extended automatically for successive additional one-year periods unless either the executive or company provides written notice to the other at least 30 days prior to the end of the then-current initial term or extension term that no such automatic extension will occur. In addition, we entered into an employment agreement with Mr. McCuen on May 24, 2012. Additional detail regarding the employment agreements is set forth below.

Current Officers

Russell E. Parker

        We entered into an employment agreement with Mr. Parker, effective November 1, 2017, to serve as our President and Chief Executive Officer. Under the terms of the agreement, Mr. Parker's annual base salary is $500,000 with an annual bonus target equal to at least 100% of his base salary payable depending on performance relative to targets. Mr. Parker is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. Parker's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as non-compete, non-solicitation and confidentiality restrictions.

Raymond J. Ambrose

        We entered into an employment agreement with Mr. Ambrose, effective November 1, 2017, to serve as our Senior Vice President, Engineering and Subsurface. Under the terms of the agreement, Mr. Ambrose's annual base salary is $400,000, with an annual bonus target equal to at least 75% of his base salary payable depending on performance relative to targets. Mr. Ambrose is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. Ambrose's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Chad D. England

        We entered into an employment agreement with Mr. England, effective November 1, 2017, to serve as our Senior Vice President, Operations. Under the terms of the agreement, Mr. England's annual base salary is $400,000, with an annual bonus target equal to at least 75% of his base salary payable depending on performance relative to targets. Mr. England is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. England's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Kyle A. McCuen

        We entered into an employment agreement with Mr. McCuen, effective May 24, 2012, to serve as our Vice President, Planning & Treasury. Mr. McCuen was subsequently appointed as our Chief Financial Officer in January 2018, after serving as our interim Chief Financial Officer for the majority of 2017. Under the terms of the agreement, Mr. McCuen's annual base salary was $275,000 (increased to $308,700 as of April 1, 2014 and subsequently increased to $350,000 as of January 1, 2018), with an annual cash bonus target equal to 45% (increased to 75% as of January 1, 2018) of his annual base salary, with higher or lower amounts payable depending on performance relative to targets. Mr. McCuen is eligible to participate in all benefit plans and programs that are available to other senior executives of our company. Mr. McCuen's employment agreement contains provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions.

Former Officers

        As discussed in the "Compensation Discussion and Analysis," we entered into employment agreements with our former named executive officers in May 2012 and termination of employment agreements in November 2017. Additional detail regarding the employment agreements and termination of the employment agreements is set forth below.

Brent J. Smolik

        We entered into an employment agreement with Mr. Smolik, effective May 24, 2012, to serve as our President and Chief Executive Officer, as well as the Chairman of the Board. Under the terms of the agreement, Mr. Smolik's annual base salary was $850,000 (increased to $865,000 as of April 1, 2014), with an annual cash bonus target equal to 100% (increased to 120% in 2017) of his annual base salary, with higher or lower amounts payable depending on performance relative to targeted results. Mr. Smolik was eligible to participate in all benefit plans and programs that were available to other senior executives of our company. Mr. Smolik's employment agreement contained provisions related to the payment of benefits upon certain termination events, as well as non-compete, non-solicitation and confidentiality restrictions.

In connection with his termination in November 2017, Mr. Smolik entered into a separation and release agreement which terminated his employment agreement as of November 15, 2017. Mr. Smolik received severance benefits in accordance with the terms of his employment agreement.

Dane E. Whitehead

        We entered into an employment agreement with Mr. Whitehead, effective May 24, 2012, to serve as our Executive Vice President and Chief Financial Officer. Under the terms of the agreement, Mr. Whitehead's annual base salary was $450,000 (increased to $466,000 as of April 1, 2014), with an annual cash bonus target equal to 100% of his annual base salary, with higher or lower amounts payable depending on performance relative to targeted results. Mr. Whitehead was eligible to participate in all benefit plans and programs that were available to other senior executives of our company. Mr. Whitehead's employment agreement contained provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions. In connection with his voluntary resignation in March 2017, Mr. Whitehead entered into a separation and release agreement which terminated his employment agreement as of February 9, 2017.

Clayton A. Carrell

        We entered into an employment agreement with Mr. Carrell, effective May 24, 2012, to serve as our Executive Vice President and Chief Operating Officer. Under the terms of the agreement, Mr. Carrell's annual base salary was $400,000 (increased to $485,000 as of October 1, 2014), with an annual cash bonus target equal to 100% of his annual base salary, with higher or lower amounts payable depending on performance relative to targeted results. Mr. Carrell was eligible to participate in all benefit plans and programs that were available to other senior executives of our company. Mr. Carrell's employment agreement contained provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions. In connection with his termination in November 2017, Mr. Carrell entered into a separation and release agreement which terminated his employment agreement as of November 15, 2017. Mr. Carrell received severance benefits in accordance with the terms of his employment agreement.

Marguerite N. Woung-Chapman

        We entered into an employment agreement with Ms. Woung-Chapman, effective May 24, 2012, to serve as our Senior Vice President, General Counsel & Corporate Secretary. Under the terms of the agreement, Ms. Woung-Chapman's annual base salary was $370,000 (increased to $425,000 as of April 1, 2017), with an annual cash bonus target equal to 55% (increased to 80% in 2017) of her annual base salary, with higher or lower amounts payable depending on performance relative to targeted results. Ms. Woung-Chapman was eligible to participate in all benefit plans and programs that were available to other senior executives of our company. Ms. Woung-Chapman's employment agreement contained provisions related to the payment of benefits upon certain termination events, as well as certain non-compete, non-solicitation and confidentiality restrictions. In connection with her termination in November 2017, Ms. Woung-Chapman entered into a separation and release agreement which terminated her employment agreement as of November 15, 2017. Ms. Woung-Chapman received severance benefits in accordance with the terms of her employment agreement.

Outstanding Equity Awards

        The following table provides information with respect to outstanding equity awards held by the named executive officers as of December 31, 2017.

Outstanding Equity Awards
at Fiscal Year-End 2017

					Stock Awards
								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
	Option Awards						Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)
	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)				Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
			Option Exercise Price ($)
				Option Expiration Date
Name — Current Officers	Exercisable	Unexercisable
Russell E. Parker	—	—	—	—	188,679 (4)	445,282	240,000	566,400
Kyle A. McCuen	1,911	3,820 (5)	19.82	04/01/2024	1,716 (6)	4,050	—	—
					23,715 (7)	55,967
					26,041 (8)	61,457
					64,220 (9)	151,559
					18,488 (10)	(11)
Raymond J. Ambrose	—	—	—	—	150,943 (4)	356,225	168,000	396,480
Chad D. England	—	—	—	—	150,943 (4)	356,225	168,000	396,480
Name — Former Officers
Brent J. Smolik	39,202	—	19.82	02/15/2018	—	—	—	—
Dane E. Whitehead	—	—	—	—	—	—	—	—
Clayton A. Carrell	18,623	—	19.82	02/15/2018	—	—	—	—
Marguerite N. Woung-Chapman	9,715	—	19.82	02/15/2018	—	—	—	—

(1)
The values represented in this column have been calculated by multiplying $2.36, the closing price of our common stock on Friday, December 29, 2017, by the number of shares of stock in the preceding column.

(2)
The number of shares in this column represents the number of performance share units that would pay out based on achieving target-level performance.

(3)
The values represented in this column have been calculated by multiplying $2.36, the closing price of our common stock on Friday, December 29, 2017, by the number of shares of stock in the preceding column.

(4)
These are shares of restricted stock that were granted to Messrs. Parker, Ambrose and England in connection with their hire in November 2017. The restricted shares are subject to a four-year ratable vesting schedule with one-fourth vesting on each of November 1, 2018, 2019, 2020 and 2021.

(5)
These are stock options that were granted as part of the 2014 annual grant of long-term incentive awards. The options are subject to a delayed three-year ratable vesting schedule, with the remaining vesting dates on April 1, 2018 and 2019.

(6)
These are shares of restricted stock that were granted as part of the 2014 annual grant of long-term incentive awards. The restricted shares are subject to a delayed three-year ratable vesting schedule, with the remaining vesting dates on April 1, 2018 and 2019.

(7)
These are shares of restricted stock that were granted as part of the 2015 annual grant of long-term incentive awards. The restricted shares are subject to a five-year ratable vesting schedule, with remaining vesting dates on each of March 16, 2018, 2019 and 2020.

(8)
These are shares of restricted stock that were granted as part of the 2016 annual grant of long-term incentive awards. The restricted shares are subject to a three-year ratable vesting schedule, with remaining vesting dates on each of March 16, 2018, and 2019.

(9)
These are shares of restricted stock that were granted as part of the 2017 annual grant of long-term incentive awards. The restricted shares are subject to a three-year ratable vesting schedule, with vesting dates on each of March 16, 2018, 2019 and 2020.

(10)
These are shares of Class B common stock held by Mr. McCuen as of December 31, 2017. The Class B shares are subject to time-based vesting requirements (vest ratably over 5 years, with 20% vesting on each of May 24, 2013, 2014, 2015, 2016 and 2017) as well as a performance hurdle, and such shares do not become payable until the performance hurdle is achieved (e.g., certain liquidity events in which our private equity sponsors receive a return of at least one times their invested capital in our company). The performance hurdle applicable to the Class B common shares has not yet been met, and consequently, the Class B shares are reported as unvested shares for purposes of this table. No other named executive officer held Class B Shares as of December 31, 2017.

(11)
Because the consideration to be received by Class B stockholders depends on the total value received by our private equity sponsors relating to their investment in our company, the market value of the shares of Class B common stock is not readily determinable. For illustrative purposes only and assuming that Apollo and Riverstone sold 100% of their shares of common stock on December 31, 2017 for net proceeds of $2.36 per share (the closing share price on Friday, December 29, 2017), no proceeds would have been payable to Mr. McCuen relating to his Class B shares, as a sale at such price would not have triggered the performance hurdle applicable to the Class B Shares.

Option Exercises and Stock Vested

        The following table sets forth information concerning stock option exercises and vesting of restricted stock during 2017 for each of the named executive officers. In satisfaction of applicable SEC regulations, the number of securities for which stock options were exercised (if any) and the aggregate dollar value realized upon the exercise of such stock options are reflected in this table. The number of shares of restricted stock that have vested and the aggregate dollar value realized upon the vesting of such restricted stock are also reflected. None of the named executive officers exercised stock options during 2017.

Option Exercises and Stock Vested
During Fiscal Year 2017

			Stock Awards
	Option Awards		Number of Shares Acquired on Vesting (#)
Name — Current Officers	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Value Realized on Vesting ($) (1)
Russell E. Parker	—	—	—	—
Kyle A. McCuen	—	—	21,784	93,639
Raymond J. Ambrose	—	—	—	—
Chad D. England	—	—	—	—
Name — Former Officers
Brent J. Smolik	—	—	371,452	1,449,621
Dane E. Whitehead	—	—	—	—
Clayton A. Carrell	—	—	165,628	646,351
Marguerite N. Woung-Chapman	—	—	99,377	387,845

(1)
The values represented in this column for restricted stock have been calculated by multiplying the per share market value of the underlying shares on the vesting date by the number of shares of restricted stock that vested.

Potential Payments upon Termination or Change in Control

        The following section describes the benefits that may become payable to our named executive officers in connection with a termination of their employment.

Potential Payments under Employment Agreements

        As discussed above, we have entered into employment agreements with each of our named executive officers. The agreements contain provisions for the payment of severance benefits following certain termination events. Below is a summary of the payments and benefits these named executive officers would receive in connection with various employment termination scenarios.

  New Officers

        Under the terms of the employment agreement for Messrs. Parker, Ambrose and England, if the executive's employment is terminated by us without cause or by the executive with good reason then the executive will be entitled to receive severance payments in a total amount equal to 100% of base salary paid in 12 equal monthly installments.

        For purposes of the above, "good reason" means, as to any executive, the occurrence of any of the following events without the executive's consent: (a) a material diminution in the executive's base salary; (b) a material breach by the company of any of its covenants or obligations under the employment agreement; and (c) the relocation of the geographic location of the executive's principal place of employment by more than 50 miles from the location of the executive's principal place of employment as of the effective date of the employment agreement. The term "cause" means the executive's (i) material breach of the employment agreement or any other written agreement between the executive and one or more members of the company group; (ii) the commission of willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement on the part of the executive; (iii) the commission by the executive of, or conviction or indictment of the executive for, or plea of nolo contendere by the executive to, any felony (or state law equivalent) or any crime involving moral turpitude; or (iv) the executive's willful failure or refusal, other than due to disability, to perform the executive's obligations pursuant to the employment agreement or to follow any lawful directive from the board that is commensurate with the executive's position.

  Mr. McCuen and Former Officers

        Under the terms of the employment agreements for Mr. McCuen, as well as former officers Messrs. Smolik and Carrell and Ms. Woung-Chapman, if the executive's employment was terminated by us without cause or by the executive with good reason then the executive would be entitled to receive:

  •
  a lump-sum payment equal to 100% (in the case of Mr. McCuen), 200% (in the case of Mr. Carrell and Ms. Woung-Chapman) or 300% (in the case of Mr. Smolik), of the sum of the executive's (a) annual base salary and (b) target annual bonus as of the termination date;

  •
  a prorated annual bonus based on the executive's target bonus opportunity for the year of termination; and

  •
  continuation of basic life and health insurance following termination for 12 months (in the case of Mr. McCuen), 24 months (in the case of Mr. Carrell or Ms. Woung-Chapman), or 36 months (in the case of Mr. Smolik).

If the executive's employment is terminated for any other reason, our only obligation will be the payment of any accrued obligations. For purposes of the above, "good reason" means, as to any executive, the occurrence of any of the following events without the executive's consent: (a) a reduction in the executive's annual base salary other than a reduction of not more than 5% in connection with a general reduction in base salaries that affects all similarly situated executives in substantially the same proportions which is implemented in response to a material downturn in the U.S. domestic oil and natural gas exploration and development industry; (b) a failure of the company to cause the executive to be eligible under benefit plans that provide benefits that are substantially comparable in the aggregate to those provided to the executive as of the effective date of the employment agreement; (c) any material breach by the company of the employment agreement; (d) a material diminution in the executive's title, authority, duties, or responsibilities; (e) the requirement that the executive's principal place of employment be outside a 35 mile radius of his or her then-current principal place; (f) any purported termination of the executive's employment for cause which does not comply with the employment agreement; and solely with respect to Mr. Smolik, (g) the failure of the company to re-elect him as a member of the Board in connection with any election of directors. The term "cause" means the executive's (i) willful failure to perform the executive's material duties, (ii) willful and material breach of the employment agreement, (iii) conviction of or plea of guilty or no contest to, any felony or any crime involving moral turpitude, or (iv) engaging in actual fraud or willful material misconduct in the performance of the executive's duties under the employment agreement.

Potential Payments under Welfare Benefit Plans

        We sponsor a welfare benefit plan available to all employees that provides long-term disability benefits in the event of an employee's permanent disability. In the event of a named executive officer's permanent disability, disability income would be payable on a monthly basis as a long as the executive officer qualified as permanently disabled. Long-term disability benefits are equal to 60% of the executive's base salary in effect immediately prior to the disability, with a maximum monthly benefit equal to $25,000. In the event of a named executive officer's permanent disability, he or she may also elect to maintain basic life and health insurance coverage under our welfare benefit plan at active-employee rates for as long as the individual qualifies as permanently disabled or until he or she reaches age 65.

        In addition, our named executive officers participate in our Senior Executive Survivor Benefits Plan, which provides each of our named executive officers with survivor benefits coverage in the event of the executive's death in lieu of the coverage provided generally under our group life insurance plan. The amount of benefits provided is 2.5 times the executive's annual salary.

Treatment of Long-Term Incentive Awards

        In addition to the severance and welfare benefits described above, our named executive officers' outstanding long-term incentive awards may be impacted in the event of certain termination scenarios, as described below.

  Employment Inducement Awards

  Restricted Stock

        The restricted shares issued under our Employment Inducement Plan to Messrs. Parker, Ambrose and England in 2017 are subject to a four-year ratable vesting schedule with vesting commencing in 2018. If the executive's employment is involuntarily terminated by the company without cause or the executive resigns for good reason, then if any restricted shares remain unvested as of the date of such termination, a pro-rata portion of the unvested restricted shares shall immediately vest. If the executive's employment terminates due to death or disability, 50% of such unvested restricted shares shall immediately vest. Restricted shares that remain subject to the restriction period will be immediately forfeited in the event of a voluntary termination by the executive or a termination for cause.

  Performance Share Units

        The performance share units issued under our Employment Inducement Plan to Messrs. Parker, Ambrose and England in 2017 incorporated a four-year performance period. The number of performance share units actually earned, if any, will be based upon achievement of specified stock price goals over the performance period. In addition, the performance share units are subject to time-based vesting restrictions. Any shares earned pursuant to the performance share units will be issued over the fourth (20%), fifth (20%) and sixth (60%) years following the grant date, but such shares will be subject to certain transfer restrictions pursuant to the performance share unit agreement unless certain conditions are satisfied. If the executive's employment terminates due to death or disability, 50% of such unvested performance share units shall immediately vest. In addition, any unvested performance share units will fully vest in the event of an executive's termination of employment without cause or by the executive for good reason within one year following a change in control of EP Energy, with the termination date being deemed the end of the performance period and settlement occurring immediately thereafter.

  2014 Omnibus Incentive Plan Awards

  Stock Options

        The stock options issued under our 2014 Omnibus Incentive Plan to certain of our named executive officers in 2014 are subject to a delayed three-year vesting schedule with vesting commencing in 2017. If the executive's employment is involuntarily terminated by the company without cause or in the event of the executive's termination due to disability, a pro-rata portion of the unvested options will vest on the date of the executive's termination of employment. The options will fully vest in the event of the executive's termination due to death. In addition, options will fully vest in the event of an executive's termination of employment without cause or by the executive for good reason within two years following a change in control of EP Energy. Unless stock options expire by their own terms, vested options may be exercised for three months following a voluntary termination by the executive or an involuntary termination by the company without cause or one year in the event of termination due to death or disability. Vested but unexercised stock options are forfeited in the event of a termination for cause. All outstanding stock options are presently underwater and have no intrinsic value.

  Restricted Stock

        The restricted shares issued under our 2014 Omnibus Incentive Plan to certain of our named executive officers in 2014-2017 are subject to ratable vesting schedules. If the executive's employment is involuntarily terminated by the company without cause or in the event of the executive's termination due to disability, a pro-rata portion of the shares of restricted stock that remain subject to the restriction period will vest on the date of the executive's termination of employment. The shares of restricted stock will fully vest in the event of the executive's termination due to death. In addition, shares of restricted stock will fully vest in the event of an executive's termination of employment without cause or by the executive for good reason within two years following a change in control of EP Energy. Restricted shares that remain subject to the restriction period will be immediately forfeited in the event of a voluntary termination by the executive or a termination for cause.

        Restricted shares issued in 2016 and 2017 do not pro-rate vest in the event of an executive's involuntary termination by the company without cause or in the event of termination due to disability.

  Performance Units

        The performance units issued under our 2014 Omnibus Incentive Plan to the named executive officers in 2016 and 2017 incorporated multi-year performance periods. The performance units will fully vest and be paid at target in the event of the executive's termination due to death. In addition, the performance units will fully vest in the event of a change in control of EP Energy and be settled based on actual performance, after adjusting the performance period(s) to end on the last business day immediately prior to the change in control. Performance units granted in 2017 pro-rate vest in the event of an executive's involuntary termination by the company without cause or in the event of termination due to disability. Performance units granted in 2016 do not pro-rate vest in the event of an executive's involuntary termination by the company without cause or in the event of a termination due to disability.

  Legacy Long Term Incentive Awards

  Class B Common Stock

        The shares of Class B common stock issued to certain of our named executive officers in 2012 vested ratably over five years, with the last tranche vesting on May 24, 2017. Below is a description of the impact of certain termination scenarios on the Class B shares. As of December 31, 2017, Mr. McCuen was our only named executive officer to hold Class B shares.

  Involuntary Termination with Cause

        In the event of a named executive officer's termination with cause, all shares of Class B common stock held by such executive (whether vested or unvested) would be forfeited without consideration.

  Voluntary Termination without Good Reason

        In the event of a named executive officer's voluntary termination, 25% of the executive's vested Class B shares would be forfeited without consideration. In such event and for a period of one year following the termination, the company may elect (but is not required) to redeem the non-forfeited shares of Class B common stock held by such executive at the fair market value of such shares (as determined by the Board) on the repurchase date.

  Involuntary Termination without Cause or Voluntary Termination with Good Reason or Termination due to Death or Disability

        In the event of a named executive officer's involuntary termination by the company without cause or termination by the executive with good reason, or in the event of the named executive officer's death or disability, for a period of one year following the termination, the company may elect (but is not required) to redeem the non-forfeited shares of Class B common stock held by such executive at the fair market value of such shares (as determined by the Board) on the repurchase date.

Estimated Severance, Accelerated Long-Term Incentive Awards ("LTI"), Disability and Survivor Benefits

        The following table presents the company's estimate of the amount of the benefits to which each of the named executive officers would have been entitled had his or her employment been terminated or a change in control occurred on December 31, 2017 under the scenarios noted below. Former officers who were terminated prior to December 31, 2017 are included in the chart below, with the amounts reflecting what was actually paid to such officer, if applicable, based on the reason for termination.

Name — Current Officers	Voluntary Termination Without Good Reason or Involuntary Termination with Cause ($)	Death ($)	Disability ($) (1)	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($) (2)	Change in Control (no Termination) ($) (3)	Change in Control (plus Involuntary Termination without Cause or Voluntary Termination with Good Reason) ($)
Russell E. Parker
Severance Payment	—	—	—	500,000	—	500,000
LTI Acceleration (4)	—	222,641	222,641	—	—	—
Continued Medical	—	—	—	—	—	—
Disability Income	—	—	300,000	—	—	—
Survivor Benefit	—	1,250,000	—	—	—	—
Kyle A. McCuen
Severance Payment	—	—	—	586,530	—	586,530
LTI Acceleration (4)	—	273,033	16,343	16,343	—	273,033
Continued Medical	—	—	—	18,990	—	18,990
Disability Income	—	—	185,220	—	—	—
Survivor Benefit	—	617,400	—	—	—	—
Raymond J. Ambrose
Severance Payment	—	—	—	400,000	—	400,000
LTI Acceleration (4)	—	178,113	178,113	—	—	—
Continued Medical	—	—	—	—	—	—
Disability Income	—	—	240,000	—	—	—
Survivor Benefit	—	1,000,000	—	—	—	—
Chad D. England
Severance Payment	—	—	—	400,000	—	400,000
LTI Acceleration (4)	—	178,113	178,113	—	—	—
Continued Medical	—	—	—	—	—	—
Disability Income	—	—	240,000	—	—	—
Survivor Benefit	—	1,000,000	—	—	—	—
Name — Former Officers
Brent J. Smolik
Severance Payment (5)	—	—	—	6,616,184	—	—
LTI Acceleration (6)	—	—	—	189,031	—	—
Continued Medical (7)	—	—	—	54,054	—	—
Disability Income	—	—	—	—	—	—
Survivor Benefit	—	—	—	—	—	—
Dane E. Whitehead (8)
Severance Payment	—	—	—	—	—	—
LTI Acceleration	—	—	—	—	—	—
Continued Medical	—	—	—	—	—	—
Disability Income	—	—	—	—	—	—
Survivor Benefit	—	—	—	—	—	—
Clayton A. Carrell
Severance Payment (5)	—	—	—	2,363,877	—	—
LTI Acceleration (6)	—	—	—	84,514	—	—
Continued Medical (7)	—	—	—	47,964	—	—
Disability Income	—	—	—	—	—	—
Survivor Benefit	—	—	—	—	—	—
Marguerite N. Woung-Chapman
Severance Payment (5)	—	—	—	1,827,151	—	—
LTI Acceleration (6)	—	—	—	50,418	—	—
Continued Medical (7)	—	—	—	22,836	—	—
Disability Income	—	—	—	—	—	—
Survivor Benefit	—	—	—	—	—	—

(1)
Disability income would be payable on a monthly basis as long as the executive officer qualifies as permanently disabled. The amounts in this column assume disability income and continued benefit coverage for a period of one year.

(2)
For purposes solely of the LTI acceleration disclosure in this column, the value listed would only accelerate vest in the event of the named executive officer's involuntary termination of employment without cause; a good reason termination without a change in control would not result in the accelerated LTI vesting.

(3)
Performance units accelerate vest and settle based on actual performance in the event of a change in control. As of December 29, 2017, the units would have settled at $0 per unit based on relative TSR results through such date. Consequently, no value is included in this column.

(4)
This row shows the value of shares of restricted stock that vest in the event of the named executive officer's termination calculated using $2.36, the closing price of our common stock on December 29, 2017. Outstanding performance share units, performance units and stock options had no intrinsic value at December 31, 2017 and therefore no value is included in this row for such awards.

(5)
Reflects actual severance amounts paid to the former officers in 2017.

(6)
Reflects the value of restricted shares that accelerate vested in connection with the former officer's termination of employment.

(7)
Reflects the value of continued medical benefits provided under the former officer's employment agreement.

(8)
Mr. Whitehead was not a named executive officer at the end of 2017 and no triggering event resulting in payment occurred.

Compensation Policies and Practices as they Relate to Risk Management

        With the help of its compensation consultant FW Cook and in connection with the management change in late 2017, the Compensation Committee reviewed a risk assessment of the compensation structures of our new management team members, including the performance share units granted in November 2017. The committee also reviewed the compensation policies and practices for all employees. The committee determined that our compensation programs, including the compensation programs put in place in connection with the management change, do not encourage inappropriate risk-taking and are not reasonably likely to have a material adverse effect on the company.

PAY RATIO DISCLOSURE

        As required by Item 402(u) of Regulation S-K pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information:

        For 2017, our last completed fiscal year:

  •
  the median of the annual total compensation of all our employees of our company (other than Mr. Parker, our President and Chief Executive Officer), was $165,571;

  •
  the annualized total compensation of Mr. Parker, our President and Chief Executive Officer, was $4,282,907. (1)

Based on this information, the ratio of the annual total compensation of our President and Chief Executive Officer to the median of the annual total compensation of all employees is 26 to 1.

(1)
Mr. Parker was awarded an employment inducement equity grant comprised of performance share units and restricted stock in connection with his hire in November 2017. Although the full grant date fair value of this grant is included in Mr. Parker's annualized total compensation and reflected in the ratio for 2017, the grant was front-loaded and absent changed circumstances is intended to be the only long-term incentive award made to Mr. Parker through the end of the four-year performance period ending in 2021.

        To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of our median employee and our President and Chief Executive Officer, we did the following:

  •
  As of December 31, 2017, our employee population consisted of 448 individuals with 100% of these individuals located in the United States (as reported in Item 1, Business, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2018).

  •
  To find the median of the annual total compensation of all our employees (other than our President and Chief Executive Officer), we used the total salary, wages, and tips from our payroll records as reported to the Internal Revenue Service on Box 5 of Form W-2 for fiscal 2017.

  •
  We identified our median employee as of December 31, 2017 using this compensation measure, which was consistently applied to all our employees included in the calculation.

  •
  With respect to our median employee, we added together all of the elements of such employee's compensation for fiscal 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $165,571.

  •
  As we had more than one non-concurrent Chief Executive Officer serving in 2017, we elected to look to the Chief Executive Officer serving as of December 31, 2017 (Mr. Parker) and annualized his compensation.

  •
  With respect to the annual total compensation of our President and Chief Executive Officer Mr. Parker, in accordance with SEC rules, we annualized his compensation for 2017 in light of his hire in November 2017. This included annualizing his base salary and employer contributions to our 401(k) plan, plus the actual grant date fair value of equity awards issued to Mr. Parker in November 2017.

DIRECTOR COMPENSATION

        Our independent non-employee directors received cash and equity-based compensation for their services as directors in 2017, as follows:

  •
  an annual cash retainer of $70,000;

  •
  an additional annual retainer of $15,000 for service as the chair of the Audit Committee or the Compensation Committee and $10,000 for service as the chair of any other board committee;

  •
  for non-chair committee members, an additional annual cash retainer of $7,500 for membership on the Audit Committee and $5,000 for membership on the Compensation Committee or any other board committee; and

  •
  an annual award of restricted stock granted under our 2014 Omnibus Incentive Plan, having a value as of the grant date of $175,000.

        In addition, in connection with the appointment of Alan R. Crain as our non-executive Chairman in November 2017, the Board approved an additional annual cash retainer of $125,000 and an additional annual award of restricted stock of $50,000 for Mr. Crain. This increase was made in recognition of the additional responsibilities Mr. Crain assumed in his role as our non-executive Chairman.

        Annual cash retainers are paid in quarterly installments at the end of each quarter. Annual restricted stock grants are made each year on the date of the company's annual meeting of stockholders and vest one year from the date of grant. An independent director who joins the Board (or who is appointed as non-executive Chairman) at any time other than the annual meeting will receive a pro-rated restricted stock grant as of the first business day of the month following the director's appointment to the Board (or appointment as non-executive Chairman). Directors may, at their election, receive their annual cash retainer in the form of restricted stock, which award would be issued at the same time as the annual restricted stock grant and would be subject to the same vesting restrictions. Directors also receive reimbursement for out-of-pocket expenses associated with attending board or committee meetings.

        In addition, in early 2018, the Board, with input from its independent compensation consultant, elected to make the following changes to the independent director compensation program to recognize the contributions and responsibilities of our three independent directors:

  •
  a $20,000 increase in the regular annual cash retainer;

  •
  a $15,000 increase for the chair of the Audit Committee and $5,000 increase for chair of the Compensation Committee or any other board committee;

  •
  for non-chair committee members, a $7,500 increase for membership on the Audit Committee and $5,000 for membership on the Compensation Committee or any other board committee; and

  •
  meeting fees for participation in each meeting held outside of regularly scheduled meetings of the Board ($4,000 per meeting) and Audit Committee, Compensation Committee and Governance and Nominating Committee ($2,000 per meeting).

 Director Compensation Table

        The following table sets forth the aggregate dollar amount of all fees paid to each of our independent directors during 2017 for their services on the Board. The independent directors do not receive stock options or pension benefits.

Director Compensation
for the Year Ended December 31, 2017 (1)

Name	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3) (4)	All Other Compensation ($)	Total ($)
Alan R. Crain	98,125	200,002	—	298,127
Michael S. Helfer (5)	—	—	—	—
Thomas R. Hix (6)	67,500	175,002	—	242,502
Keith O. Rattie (7)	64,375	175,002	—	239,377
Robert C. Reeves	20,625	—	—	20,265

(1)
Our sponsor-appointed non-independent directors do not receive any compensation from us for serving on the Board; consequently they are not included in the Director Compensation Table above. In addition, employee directors do not receive any additional compensation for serving on the Board. Amounts paid as reimbursable business expenses to each director for attending Board functions are not reflected in this table. We do not consider the directors' reimbursable business expenses for attending board functions and other business expenses required to perform board duties to have a personal benefit. Accordingly, they are not considered a perquisite.

(2)
This column includes the value of a director's annual cash retainer, including the additional retainer for the non-executive Chairman, the additional retainer for directors who chair a Committee of the Board and the additional retainer for members of the Audit Committee, Compensation Committee and Governance and Nominating Committee.

(3)
The amount in this column represents the aggregate grant date fair value of the annual restricted stock awards granted in 2017 to the directors. Messrs. Hix and Rattie each received a grant of 38,462 shares of restricted stock on May 8, 2017 as their annual equity retainer, each share having a grant date fair value of $4.55. Mr. Crain received a grant of 40,046 shares of restricted stock on May 9, 2017 as his annual equity retainer, each share having a grant date fair value of $4.37. Mr. Crain also received a pro-rated grant of 9,882 shares of restricted stock on November 2, 2017 in connection with his appointment as non-executive Chairman, each share having a grant date fair value of $2.53.

(4)
As of December 31, 2017, Mr. Crain had 49,928 shares of restricted stock outstanding (unvested).

(5)
Mr. Helfer retired from the Board on May 9, 2017 following the 2017 annual meeting of stockholders.

(6)
Mr. Hix voluntarily resigned as of close of business on December 8, 2017 and forfeited his 2017 grant of restricted shares.

(7)
Mr. Rattie voluntarily resigned as of close of business on November 15, 2017 and forfeited his 2017 grant of restricted shares.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the EP Energy Corporation 2014 Omnibus Incentive Plan and the EP Energy Corporation Employment Inducement Plan, as of December 31, 2017.

	(a)		(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders (1)	101,844		$19.82	17,412,349
Equity compensation plans not approved by stockholders (2)	9,500,000	(3)	—	1,783,021

Total	9,601,844		$19.82	19,195,370

(1)
Represents the 2014 Omnibus Incentive Plan.

(2)
Represents the Employment Inducement Plan.

(3)
Represents the maximum amount payable under performance share units granted in November 2017.

2014 Omnibus Incentive Plan

        In connection with our initial public offering, we adopted the 2014 Omnibus Incentive Plan, which plan was approved by our Board and became effective on January 15, 2014, the day prior to our initial public offering. At our 2016 Annual Meeting of Stockholders on May 11, 2016, our stockholders approved an increase in the number of shares available for issuance under the omnibus plan by 12,398,776.

Employment Inducement Plan

        On October 30, 2017 the Board adopted the EP Energy Corporation Employment Inducement Plan (the "Plan"), effective November 1, 2017, in order to attract and retain able persons as employees, directors and consultants of the Company and its affiliates. The Plan provides for the grant of the following types of equity-based awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) stock awards, (vi) dividend equivalents, (vii) other stock-based awards, (viii) cash awards, (ix) substitute awards and (x) performance awards. Subject to adjustment in accordance with the terms of the Plan, 12,000,000 shares of the Company's Class A common stock, par value $0.01 per share, have been reserved for delivery pursuant to awards under the Plan. Common stock withheld to satisfy exercise prices or tax withholding obligations will again be available for delivery pursuant to other awards. The Plan is administered by the Compensation Committee of the Board. No awards may be granted under the Plan on and after November 1, 2027.

        The Plan was adopted by the Board without stockholder approval pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08 ("Rule 303A.08"). Awards under the Plan may only be granted to an individual, as a material inducement to such individual to enter into employment with us, who (i) has not previously been an employee of us or our affiliates or (ii) is rehired following a bona fide period of non-employment with us and our affiliates.

PROPOSAL NO. 2 — Advisory Vote on Executive Compensation

        Section 14A of the Exchange Act requires that we provide stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's compensation disclosure rules. This vote is commonly referred to as a "say on pay" vote.

        As an advisory vote, this proposal is not binding upon the company or our Board. However, the Compensation Committee, which is responsible for designing and administering the company's executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions for named executive officers.

        Accordingly, we ask our stockholders to vote on the following resolution:

        "Resolved, that the company's stockholders approve, on an advisory basis, the compensation of the company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and the narrative disclosures that accompany the compensation tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

        The Board, at the request of the Audit Committee, is seeking stockholder ratification of the appointment of Ernst & Young LLP, 5 Houston Center, 1401 McKinney Street, Suite 1200, Houston, Texas 77010, as our independent registered public accounting firm for fiscal year 2018.

        In the normal course of the Audit Committee's duties, as set forth in the Audit Committee Charter, the Audit Committee performs a thorough evaluation of our independent registered public accounting firm, including a review of its performance in prior years, its independence and processes for maintaining independence, the key members of the audit engagement team and its reputation for integrity and competence in the fields of accounting and auditing.

        The Board, at the request of the Audit Committee, is recommending the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year 2018.

        If the appointment is not ratified by a majority of the votes present or represented by proxy at the Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Given the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 2018 will stand unless the Audit Committee finds other good reason to make a change.

        Ernst & Young LLP audited our financial statements for fiscal years 2017 and 2016, including the audit of EP Energy Corporation and its subsidiaries. Included in the table below are the aggregate fees for professional services rendered to us by Ernst & Young LLP for the years ended December 31, 2017 and 2016.

 Principal Accountant Fees and Services

        Aggregate fees for professional services rendered to us by Ernst & Young LLP for the years ended December 31 were (in thousands):

	2017	2016
Audit	$1,556	$1,604
Audit Related	2	2
Tax	10	9

Total	$1,568	$1,615

        Audit Fees for the years ended December 31, 2017 and 2016 were primarily for professional services rendered for the audit of consolidated financial statements of EP Energy Corporation and its subsidiaries; the review of documents filed with the SEC; consents; the issuance of comfort letters; and certain financial accounting and reporting consultations.

        Audit Related Fees for the years ended December 31, 2017 and 2016 were primarily for professional services and other advisory services rendered not included in audit fees above.

        Tax Fees for the year ended December 31, 2017 were for professional services related to tax compliance, tax planning and advisory services.

        The Audit Committee has adopted a pre-approval policy for audit and non-audit services and the fees set forth above are consistent with such pre-approvals. See page 16 of this proxy statement for a description of this policy.

        The company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

OTHER MATTERS

        The Board does not intend to present any business at the Annual Meeting not described in this proxy statement. The enclosed proxy card confers upon the persons designated to vote the shares represented the discretionary authority to vote such shares in accordance with their best judgment. Such discretionary authority is with respect to all matters that may come before the Annual Meeting in addition to the scheduled items of business, including matters incident to the conduct of the Annual Meeting and any stockholder proposal omitted from the proxy statement and form of proxy. At the time that this proxy statement went to press, the Board of Directors was not aware of any other matter that may properly be presented for action at the Annual Meeting, but the enclosed proxy card confers the same discretionary authority with respect to any such other matter.

By Order of the Board of Directors,

Jace D. Locke Vice President, General Counsel and Corporate Secretary

Houston, Texas
April 5, 2018

EP ENERGY

EP Energy Corporation
1001 Louisiana Street, Houston, TX 77002
Mailing Address: PO Box 4660, Houston, TX 77210-4660
T: 713-997-1000 | Toll Free: 855-269-0826
www.epenergy.com

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, May 15, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. EP ENERGY CORPORATION ROOM 2470A P.O. BOX 4660 HOUSTON, TX 77210-4660 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by EP Energy Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, Tuesday on May 15, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E43372-Z72170-P05389 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold All For All Nominees: For Against Abstain For Against Abstain    Date Date V.1.1

EP ENERGY

EP ENERGY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER PROPOSAL 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alan R. Crain
02) Wilson B. Handler
03) John J. Hannan
04) Rajen Mahagaokar

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

	For	Against	Abstain
2. Approval of the advisory vote on executive compensation ("Say-on-Pay").	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

Note: Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

EP ENERGY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 16, 2018 YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2018 Proxy Statement and 2017 Annual Report on Form 10-K are available at www.proxyvote.com. E43373-Z72170-P05389 EP ENERGY CORPORATION Annual Meeting of Stockholders May 16, 2018 9:00 a.m., CDT This proxy is solicited by the Board of Directors for use at the Annual Meeting to be held at 9:00 a.m., CDT, on May 16, 2018 at 1001 Louisiana Street, Houston, Texas 77002. You hereby authorize Russell E. Parker and Jace D. Locke or any of them, each with full power of substitution, to represent you and vote all of the shares of Class A common stock of EP Energy Corporation held of record as of the close of business on March 22, 2018, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EP Energy Corporation, on May 16, 2018 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock held in your account will be voted as you specify on the reverse side. In their discretion, Russell E. Parker and Jace D. Locke, or any of them, are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted as directed or, if no direction is given, will be voted "FOR" all Director Nominees, "FOR" Proposals 2 and 3, and in the discretion of the proxyholders on any other matter that properly comes before the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2 AND 3. Continued and to be signed on reverse side V.1.1